EXHIBIT 10.30

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RESEARCH AGREEMENT

THIS RESEARCH AGREEMENT together with its exhibits and appendices (this “Agreement”) is made as of April 5, 2013 (the “Effective Date”), by and between ANACOR PHARMACEUTICALS, INC., a Delaware corporation (“Anacor”), and the BILL & MELINDA GATES FOUNDATION, a Washington charitable trust that is a tax-exempt private foundation (the “Foundation”).  Anacor and the Foundation are referred to herein each individually as a “Party” and collectively as the “Parties”.

WHEREAS, Anacor is a biopharmaceutical company with a proprietary boron chemistry technology platform useful for discovering and developing small molecule drug candidates for treating diseases including neglected diseases;

WHEREAS, the Foundation (together with its grantees, partners, consultants and agents) is interested in discovering and developing compounds from Anacor’s boron technology platform to treat neglected diseases in Foundation Priority Areas (as defined herein) relevant in developing countries;

WHEREAS, Anacor desires to conduct, and the Foundation desires that Anacor conduct, with funding by the Foundation, research to discover two macrofilaricidal Preclinical Drug Candidates (as defined herein) for onchocerciasis and lymphatic filariasis and one Advanced Lead Compound (as defined herein) for tuberculosis;

WHEREAS, the Parties desire that Anacor expand its library of boron compounds to generate compounds that may be used by Third Parties conducting research and development in Foundation Priority Areas; and

WHEREAS, in connection with this Agreement the Parties are also entering into a Common Stock Purchase Agreement and Side Letter Agreement (collectively, together with this Agreement, the “Transaction Documents”);

NOW, THEREFORE, Anacor and the Foundation hereby agree as follows:

1.                                      DEFINITIONS

1.1                               “Advance Account” has the meaning provided in Section 4.2(a)(i).

1.2                               “Advance Funds” has the meaning provided in Section 4.2(a).

1.3                               “Advanced Lead Compound” means a compound under Objective 2 of the Work Plan that has completed chemical optimization to yield a compound with activity in animal models and suitable pharmacological properties to meet the applicable final TPP.

1.4                               “Affiliate” means any entity controlled by, controlling, or under common control with a Party and includes any entity more than 50% of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by a Party, and any entity which owns or controls, directly or indirectly, more than 50% of the voting stock of a Party.

1.5                               “Anacor Compound” means any compound Controlled by Anacor prior to the Effective Date or at any time during the term of this Agreement that is screened, generated, researched or developed under the Research, but excluding any and all Project Compound(s).

1.6                               “Anacor Compound IP” means (a) any Information Controlled by Anacor on the Effective Date or at any time during the term of this Agreement, but excluding the Results, that is reasonably necessary or useful to develop, manufacture, or commercialize an Anacor Compound and (b) any Patents Controlled by Anacor on the Effective Date or at any time during the term of this Agreement that claim the composition of matter or method of manufacture or use of an Anacor Compound, including all applicable inventions and Patents covering such inventions; provided always that Anacor Compound IP shall expressly exclude all Project Compound IP.

1.7                               “Anacor Confidential Information” means Confidential Information of Anacor, the Unrelated Anacor Audit Information, and any Third Party information in Anacor’s possession that Anacor is required by  an existing contractual duty to maintain as confidential for a period longer than [ * ] years from the Effective Date of this Agreement, provided always that Anacor Confidential Information shall expressly exclude all Results and Project Compound IP.

1.8                               “Animal Models” means the use of any animal in connection with the research, development and testing of a compounds or products intended for use in humans, including for the purposes of demonstrating or documenting the safety, efficacy, quality, potency or dosing of such compounds or products or in connection with the mechanism of such human disease.

1.9                               Back-Up Compound” means a compound that was screened, generated, researched or developed under the Research and (i) was identified as a lead compound or (ii) for which Results were created that indicated the compound had the potential to meet an applicable TPP under the Work Plan, but that was not nominated to be a Project Compound.

1.10                        “Budget” means the financial plan and costs for the Research set forth in Exhibit C, as may be amended from time to time by mutual agreement of the Parties.

1.11                        “Charitable Purpose” has the meaning provided in Section 5.1.

1.12                        “Confidential Information” means, subject to Section 8.1, any oral, written, graphic or machine-readable information including, but not limited to, that which relates to Patents, Patent applications, product plans, products, developments, inventions, processes, designs, drawings, engineering, manufacturing, formulae, markets, regulatory information, medical reports, clinical data and analysis, reagents, cell lines, biological materials, chemical formulas, business plans, agreements with Third Parties, services, customers, marketing or finances of the Disclosing Party, which Confidential Information is designated in writing to be confidential or proprietary, or if given orally, is confirmed in writing as having been disclosed as confidential or proprietary within a reasonable time (not to exceed [ * ] days) after the oral disclosure.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.13                        “Control” or “Controlled” means, with respect to any material, Information, or intellectual property right, that a Party (a) owns such material, Information, or intellectual property right, or (b) has a license to or right to use (including covenants not-to-sue) such material, Information, or intellectual property right, in each case with the ability to grant access, a right to use, a license, or a sublicense (as applicable) to such material, Information, or intellectual property right without violating the terms of any agreement or other arrangement with any Third Party.

1.14                        “Declared” or “Declaration” with respect to a Project Compound, means the signed written acceptance (using the form appended hereto as Exhibit G) by the Foundation of a nominated Project Compound as a Project Compound.

1.15                        “Developed Countries” means any country that is not a Developing Country.

1.16                        “Developing Countries” means the countries listed on Exhibit D.

1.17                        “Diligent Efforts” means the application of efficient and expeditious efforts and sufficient resources aimed at accomplishing the Research in the timelines as set forth in the Work Plan and Library Plan, which efforts and resources shall be no less than: (a) consistent with prevailing pharmaceutical industry standards for the research and development progression of a potential pharmaceutical product or (b) consistent with the research and development progression of a potential pharmaceutical product by a contract research organization experienced in the pharmaceutical industry. Diligent Efforts requires that Anacor: (i) apply prevailing pharmaceutical industry standards with respect to the applicable activities; (ii) promptly assign responsibility for the Research to specific employee(s) or Third Party contractors of sufficient skill and/or training who are held accountable for progress of the Research and monitor such progress of the Research on an on-going basis; (iii) set and consistently seek to achieve specific and meaningful tasks for carrying out the Research; (iv) make and implement decisions and allocate resources designed to advance progress with respect to the Objectives of the Research; (v) follow good data management practices including generating using sound scientific techniques and processes; (vi) accurately and reasonably contemporaneously record data in accordance with good scientific practices; (vii) analyze data appropriately without bias in accordance with good scientific practices; and (viii) store data and results securely and in a manner that can be easily retrieved.  Diligent Efforts shall not be construed to require Anacor to apply any efforts or expend any resources that are not provided for in the Budget.

1.18                        “FTE” means the equivalent of a full-time scientist’s (or other Anacor personnel as set forth in the Work Plan) work at Anacor, at [ * ] hours per year, for a twelve (12)-month period (including normal vacations, sick days and holidays).

1.19                        “FTE Rate” means Anacor’s fully-burdened cost for one FTE, which shall initially be [ * ] per FTE per year, which rate shall be increased as of January 1 of each year, beginning in 2014, to reflect the actual increase in such fully-burdened cost, but in no event by more than [ * ] percent [ * ] of the previous year’s amount.

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1.20                        “Foundation Priority Areas” means the following areas of global health that the Foundation has identified as underinvested or disproportionately impacting poor and vulnerable populations: rotavirus, cholera, typhoid, Escherichia coli, Shigella, hepatitis A & E, geohelminths, HIV/AIDS, malaria, pneumonia, tuberculosis, polio, meningitis, measles, diphtheria, tetanus, pertussis, Japanese encephalitis, dengue, African trypanosomiasis, leishmaniasis, Guinea worm, onchocerciasis, lymphatic filariasis, cryptosporidium, cysticercosis, schistosomiasis, trachoma, soil-transmitted helminthes, diarrhea, dengue and human papillomavirus.  From time to time, if the Foundation identifies fewer or more areas of global health as underinvested or disproportionately impacting poor and vulnerable populations, it shall so notify Anacor and the definition of Foundation Priority Areas as used in this Agreement shall be so amended with Anacor’s written consent, such consent not to be unreasonably withheld, provided that if the Foundation Priority Areas expand beyond the forgoing list, the Foundation’s ownership or license to intellectual property in those expanded Foundation Priority Areas shall apply after the date of Anacor’s written consent to such expansion. For clarity, the Foundation Priority Area does not include rights in any of the foregoing which are precluded by the existing terms of an agreement between Anacor and any Third Party listed in Exhibit H that is in effect as of the Effective Date.

1.21                        “Global Access” means that (a) the knowledge and information arising out of or in connection with the Research be promptly and broadly disseminated and (b) the products, services, processes, technologies, materials, software, data or other innovations arising out of or in connection with the Research be made available and accessible at an affordable price to people most in need within Developing Countries.

1.22                        “Global Access Commitments” means Anacor’s obligations under this Agreement assumed in furtherance of Global Access and of the Foundation’s Charitable Purpose including the ownership and management of Results, Project Compound IP and Project Compounds as provided by Article 5, the licenses to the Foundation provided herein, the Library Access provisions of section 2.8, and all Global Access Strategies required of Anacor by the terms of this Agreement.

1.23                        “Global Access Strategy” means a written document, subject to the approval of the Foundation, detailing Anacor’s plans to develop and/or commercialize a New Library Compound, a Project Compound or a Back-Up Compound in furtherance of the Foundation’s Charitable Purpose, consistent with Global Access. The Global Access Strategy will include the components set forth in Exhibit I.

1.24                        “Governmental Authority” means any domestic or foreign federal, state or local government, court, tribunal, arbitrator or arbitral body, regulatory or administrative agency, commission or authority (or any department, bureau or division of any of the foregoing) or any other instrumentality of any federal, state or local government.

1.25                        “Information” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including, without limitation, know-how, trade secrets, practices, techniques, methods, processes, chemical structures, structure-activity relationships, inventions, developments, specifications, formulations, formulae, software, algorithms, marketing reports, expertise, stability, technology, test data including pharmacological,

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biological, chemical, biochemical, toxicological, in vitro, in vivo and clinical test data, analytical and quality control data, stability data, studies and procedures.

1.26                        “IP Analysis” means a freedom-to-operate search and review of Third Party and Anacor’s intellectual property related to the composition, use, manufacture, and commercialization of the proposed Project Compound (or product containing or comprising a Project Compound), which search and review shall include analysis of the scaffold structure of the applicable Project Compound and which shall be appropriate and reasonable in light of (i) the phase of development of the Project Compound, (ii) the intended use of such compound, and (iii) the Global Access requirements of the Foundation.

1.27                        “Joint Steering Committee” or “JSC” has the meaning provided in Section 3.1.

1.28                        “Library Plan” means the plan for creating the New Library and New Library Compounds (each as defined below) set forth in Exhibit A, which may be amended from time to time by mutual agreement of the Parties, and all activities of Anacor (and its subcontractors) related thereto.

1.29                        “Macrofilaricide TPP” means the TPP under Aim 1 or Aim 2 of Objective 1 (Macrofilaricides) as set forth in the Work Plan, and as may be amended from time-to-time by the Foundation in consultation with Anacor.

1.30                        “New Library” means the compound library of at least [ * ] new boron-containing small molecules of sufficient diversity constructed by Anacor as described in the Library Plan.

1.31                        “New Library Compound” means any boron-containing compound within the New Library.

1.32                        “New Library IP” means, with respect to the New Library (whether in whole or in part) or the New Library Compounds, (a) all Information discovered, created or generated in the course of the Research related to such New Library and the New Library Compounds, except to the extent such New Library Compound becomes a Project Compound and (b) any Patents, inventions or intellectual property rights related to the New Library and the New Library Compounds (including composition of matter, method, process, manufacture or use), except to the extent such New Library Compound becomes a Project Compound.

1.33                        “Objective” means an objective under the Work Plan as described therein.

1.34                        “Patents” means (a) pending patent applications (and patents issuing therefrom), issued patents, utility models and designs; and (b) reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part, or divisions of or to any patents, patent applications, utility models or designs, and any and all foreign equivalents of the foregoing and any document claiming priority to or benefit of any of the forgoing.

1.35                        “Preclinical Drug Candidate” means a compound under Aim 1 or Aim 2 of Objective 1 (Macrofilaricides) of the Work Plan that has completed a standard package of non-

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GLP safety pharmacology and toxicology studies including hERG, receptor panel, CYP inhibition, Ames, in vitro micronucleus and MTD and 7-day repeat dose rat toxicology with TK and which meets the applicable final TPP, which studies are further described in Exhibit B.

1.36                        “Project Compound” means a compound identified or developed under the Work Plan that: (i) is nominated as successfully meeting an Objective of the Work Plan as (a) a Preclinical Drug Candidate under Aim 1 or Aim 2 of Objective 1 (Macrofilaricides) or (b) an Advanced Lead Compound under Objective 2 (Tuberculosis) and (ii) is Declared in a signed writing as accepted by the Foundation (in the form of Exhibit G). The Parties agree that, in the event that any Project Compound was a New Library Compound, an Anacor Compound, or a Back-Up Compound, once it is Declared a Project Compound, it shall no longer be considered a New Library Compound, an Anacor Compound, or a Back-Up Compound.

1.37                        “Project Compound IP” means, with respect to any Project Compound, (a) the Results that are reasonably related to such Project Compound and (b) any inventions generated, conceived, reduced to practice or made in the course of conducting the Research or which contain Results thereof, that are directly related to such Project Compound (including, for example, composition of matter, method, process, manufacture or use) and any Patents claiming such inventions.  For the avoidance of doubt, part (a) shall include any Results generated from using, testing, screening, analyzing or synthesizing such compound in the course of conducting the Research, as well as any IP Analysis related to such Project Compound.

1.38                        “Project Compound Licensee” means a Third Party with whom Anacor enters any agreement to further develop and/or commercialize a Project Compound (or a product containing or comprising a Project Compound) in any Developed Country.

1.39                        “Project Compound License Revenue” means all upfront, milestone, royalty or other payments associated with any Project Compound (or product containing or comprising a Project Compound) and/or any Project Compound IP in the Research Field in a Developed Country that are received by Anacor from a Project Compound Licensee pursuant to an agreement in which the Project Compound Licensee receives a license under the Project Compound IP to develop, commercialize or distribute a product containing such Project Compound in a Developed Country in the Research Field, but specifically excluding payments to the extent not made as consideration for the license but rather made: (a) in consideration of the issuance of equity or debt securities of Anacor; (b) with respect to research, development or commercialization activities undertaken by or on behalf of Anacor; (c) to reimburse Anacor for amounts paid or costs incurred by or on behalf of Anacor, including without limitation, Patent prosecution, maintenance, enforcement or defense expenses; (d) as a loan or as a distribution of a Patent enforcement award; or (e) with respect to the cost of goods sold as defined under GAAP by or on behalf of Anacor.  In the event that such milestone, royalty and/or other payments payable with respect to a Project Compound (or product containing or comprising a Project Compound) are not allocated with respect to Developed Countries and other countries, or with respect to the Research Field and other uses, the Parties shall, in consultation with each other, allocate such amounts payable in good faith and on a reasonable basis after review of the applicable terms and conditions associated with such Project Compound Licensee agreement.

1.40                        “Publication Review Period” has the meaning set forth in Section 8.4(a).

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1.41                        “Research” means all activities conducted by Anacor (including any Affiliates or Subcontractors) under this Agreement, including as outlined in the Work Plan and the Library Plan (each as appended hereto or as amended from time to time by mutual agreement of the Parties) and including any activities conducted by Anacor (including any Affiliates or Subcontractors) in the Research Field.   “Research” shall also expressly include any activities for which the Foundation provides a reimbursement under this Agreement (regardless of the performance of such activities before the Effective Date hereof).

1.42                        “Research Field” means the treatment, prevention, diagnosis,  monitoring or eradication of any disease or condition within any Foundation Priority Area, including make, use, research, discovery, optimization, modification, development (including pre-clinical studies, clinical development, clinical trials and human subjects research), manufacture, commercialization (including marketing approval, offer-for-sale, sale, import and distribution) of compounds or products useful for the foregoing.  For clarity, the Research Field does not include Veterinary Uses, but shall include the use of Animal Models for exploiting Project Compounds (or any product containing or comprising a Project Compound) or Results in accordance with this Agreement.  For the avoidance of doubt, in the event a Third Party develops any Veterinary Use of a Project Compound, such Veterinary Use shall not limit the rights granted to the Foundation hereunder.  In the event a Veterinary Use is reasonably believed by the Foundation to be needed in the eradication of any disease or condition within a Foundation Priority Area, Anacor agrees to collaborate with the Foundation to seek appropriate license or use of such Project Compound in connection with the eradication of such disease.

1.43                        “Results” means all Information discovered, created or generated in the conduct of the Research, other than with respect to the Library Plan (provided that in the event any New Library Compound becomes a Project Compound, “Results” shall expressly include all Information discovered, created or generated in the conduct of the Research related to such compound).

1.44                        “Subcontractor” means any of Anacor’s subcontractors or agents who perform any portion of the activities under the Work Plan or Library Plan on Anacor’s behalf.

1.45                        “Target Product Profile” or “TPP” means the profile and range of acceptable product characteristics of the potential Project Compound in light of the anticipated use and deployment of the Project Compound in Developing Counties, which shall be used by the Parties to guide and shape the progression of and development decisions for the Research under the Work Plan.

1.46                        “TB TPP” means the TPP for Objective 2 (Tuberculosis) as set forth in the Work Plan, and as may be amended from time-to-time by the Foundation, in consultation with Anacor.

1.47                        “Third Party” means any entity other than Anacor or the Foundation or an Affiliate of either Party.

1.48                        “Veterinary Uses” means any research, discovery, optimization, modification, development (including pre-clinical studies, clinical development and clinical trials), manufacture, commercialization (including marketing approval, offer-for-sale, sale, import and

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distribution) of compounds or products intended for use in animals, including the treatment, prevention, diagnosis or monitoring of any diseases in animals.

1.49                        “Work Plan” means the plan of work and activities relating to the Objectives of identifying two Preclinical Drug Candidates and one Advanced Lead Compound, as set forth in Exhibit A, which may be amended from time to time by mutual agreement of the Parties.

2.                                      RESEARCH

2.1                               Conduct.  Promptly following the Effective Date, Anacor shall commence conducting the Research in accordance with the Work Plan and Library Plan.  Anacor shall use Diligent Efforts to perform the Research in accordance with the timelines set forth in the Work Plan and Library Plan, or as otherwise agreed by the JSC.  The Foundation shall make payments to Anacor for the Research performed in accordance with Article 4. Anacor shall perform the Research in a professional manner and in compliance with all applicable laws and regulations.  Anacor shall conduct and manage the Research and the Results consistent with its Global Access Commitments.  Subject to the terms of this Agreement, Anacor shall be responsible for the day-to-day strategic and tactical direction of the Research. Anacor may perform the Research through one or more Subcontractors, provided that Anacor shall at all times be fully responsible for the compliance of its Subcontractors with this Agreement as if such performance were by Anacor itself.  In addition, Anacor shall provide the Foundation with the name and contact information for each Subcontractor prior to its engagement and permit the Foundation reasonable time to conduct any required due diligence and conflict checks.  The Foundation reserves the right to reject any Subcontractor as a result of the Foundation’s due diligence or conflicts checks or due to a Subcontractor’s inability or unwillingness to abide by the terms of this Agreement.  Anacor is solely responsible for assuring that all Subcontractor agreements are consistent with, or amended to be consistent with the Global Access Commitments.  Anacor shall keep the Foundation, through the Foundation Contact, reasonably informed of the progress of the Research, and shall respond in good faith to the Foundation’s reasonable requests regarding the Research and Results related thereto.  In the event of any conflicts or inconsistencies between the Work Plan or the Library Plan and this Agreement, this Agreement shall control.

2.2                               Work Plan and Library Plan Amendments.  The Work Plan and the Library Plan may be amended by consensus of the JSC.  At each JSC meeting, the JSC shall review the Work Plan and Library Plan, including its associated Budget, and determine whether to change or re-prioritize any activities thereunder or reallocate any resources in such Budget.  In the event of a failure to reach consensus at the JSC, the terms of Section 3.2 will apply, provided that such failure to reach consensus shall not relieve Anacor of its duty to continue to conduct the Research with Diligent Efforts; provided that Anacor shall not be obligated to conduct any activities outside of the scope of the Work Plan or Library Plan  that were not agreed by the JSC.

2.3                               Research; Reports.  Anacor shall keep complete, accurate and authentic accounts, notes, data, summaries and records of the Research, and shall maintain such records for at least [ * ] years after the expiration or termination of this Agreement, or longer as may be required by applicable laws or regulations.  At each meeting of the JSC, Anacor shall provide a written report summarizing the Research performed since the last such report. Upon request of the Foundation, Anacor shall provide to the Foundation the following results underlying such

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summaries or reports: (a) a report detailing [ * ] and (b) a summary (or, at the request of the Foundation, a full report) of [ * ].  On an annual basis, in advance of the applicable SAB meeting, Anacor shall prepare a written report for review by the SAB members summarizing the Research performed to date.  In addition, as applicable, Anacor shall have primary responsibility to make recommendations of potential Project Compounds to the JSC. In addition, any JSC member or SAB member may, but is not obligated to, recommend a compound to be a Project Compound.

2.4                               Product Development; Evaluation of Project Compounds. Promptly after any nomination of a potential Project Compound, the Parties shall convene a meeting of the JSC (and if agreed by the JSC, the SAB) to determine whether such compound satisfies the applicable requirements of the applicable TPP and meets the applicable Objective, and to discuss potential development paths and goals for such compound.  Anacor shall provide a reasonably detailed summary of all Results related to such Project Compound to each meeting attendee reasonably in advance (not less than [ * ] prior) of the meeting to enable a discussion and decision with respect to such potential Project Compound.  Anacor shall also provide (orally or in writing, at Anacor’s election) an IP Analysis for such nominated Project Compound to the Foundation at least [ * ] prior to the applicable JSC meeting.  The JSC shall consider in good faith each nominated Project Compound recommended by Anacor.  The JSC shall determine whether to Declare or reject any such compound a Project Compound, provided that in the event of a failure of the JSC to reach a decision with respect to such potential Project Compound, [ * ] shall have the right to Declare or reject such compound a Project Compound.

2.5                               Development.  Subject to the provisions of Article 5, and in accordance with Anacor’s First Right of Development & Commercialization (under Section 5.5), following completion of activities under the Work Plan with respect to the Project Compounds, Anacor shall be responsible for seeking additional funding for the further development of each such Project Compound by Anacor or a Project Compound Licensee in the Research Field.  The Parties anticipate that Anacor would conduct, subject to obtaining such additional funding, preclinical development and a phase 1 clinical trial of each such Project Compound.  Thereafter, Anacor would evaluate options to further advance development of each Project Compound, which may include seeking a Project Compound Licensee to develop and commercialize such Project Compound (or a product containing or comprising a Project Compound). Such development and/or commercialization agreements, to the extent granting rights in a Foundation Priority Area, shall be subject to the express written consent of the Foundation, which consent shall not be unreasonably withheld provided that Anacor prepares and provides to the Foundation a Global Access Strategy, subject to the approval of the Foundation, that demonstrates, to the reasonable satisfaction of the Foundation, how such Project Compound Licensee (either alone or together with Anacor) will make such Project Compound (or a product containing or comprising a Project Compound) available and accessible at an affordable price to people within Developing Countries. In addition, Project Compound License Revenue received by Anacor from any Project Compound Licensee would be subject to royalties to the Foundation under Section 4.3.

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2.6                               If No Project Compounds Identified.  For clarity, if Anacor completes all activities under the Work Plan under a specific Objective and no Project Compound is Declared by the JSC (or the Foundation) for such Objective, then, except as expressly provided herein or in the event the Parties agree to develop a Back-Up Compound, as set forth in Section 2.7 below, Anacor shall have no further obligations with respect to such Objective, including obligations to seek funding or partners or to conduct research or development.

2.7                               Back-Up Compounds. In connection with any Objective (or Aim) under the Work Plan, in the event that no Project Compound is Declared, the Foundation may request that Anacor pursue supplemental research on one or more Back-Up Compounds.  In the event the Foundation requests such supplemental research, Anacor shall prepare a Supplemental Work Plan to describe the proposed activities related thereto and a Supplemental Budget for such Back-Up Compound research.  The supplemental Work Plan shall be comparable in detail to the Work Plan attached hereto (“Supplemental Work Plan”) and the supplemental Budget shall be comparable in cost, on an activity-by-activity basis, to the activities in the Budget attached hereto (“Supplemental Budget”).  Upon approval of the Supplemental Work Plan and Supplemental Budget by the Foundation, the Parties shall either (i) in the event Anacor accepts the Foundation’s request(s) to pursue such supplemental research on one or more Back-Up Compounds, amend the Work Plan and Budget hereto to include such Supplemental Work Plan to be performed by Anacor, subject to payment of the Supplemental Budget by the Foundation, each on the same terms and conditions as set forth in this Agreement; or (ii) in the event Anacor declines the Foundation’s request(s) to pursue such supplemental research on one or more Back-Up Compounds, then the Parties shall amend the license granted to the Foundation under Section 5.7(a) to include license rights to [ * ] Back-Up Compounds of the Foundation’s choosing, and Anacor shall transfer reasonable quantities of such Back-Up Compounds that are in Anacor’s Control to the Foundation along with copies of the Results related to such Back-Up Compounds.

2.8                               New Library.

(a)                                 Creation.  During the first eighteen (18) months of the term of this Agreement, Anacor shall use Diligent Efforts to carry out the Library Plan to create the New Library.

(b)                                 Library Access.  The Parties acknowledge that the purpose of the Foundation’s support for the creation of the New Library is to provide a public good and to enable the discovery and development of products and technologies aimed at the treatment, prevention, diagnosis, monitoring or eradication of any disease or condition within the Foundation Priority Areas that disproportionately impacts people in Developing Countries.  In consideration for the Foundation’s payment for development of the New Library and acquisition of stock, subject to section 2.8(d) below, for the five (5)-year period starting upon the earlier of (I) completion of the New Library and the first execution of an MTA (as defined below) hereunder making such Library Compound available to Third Parties and (II) six (6) months after the completion of the New Library, provided that in the case of section 2.8(b)(II), the JSC mutually agrees upon the specific date on which the New Library is complete and such date is memorialized in the minutes of the JSC meeting (“Library Access Term”), Anacor shall supply the New Library Compounds and shall grant limited non-exclusive, fully-paid, royalty-free,

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research licenses to the Foundation and to academic, governmental and other non-profit institutions or equivalent entities or for-profit entities designated by the Foundation (each a “Library Party”) to conduct in vitro non-human research studies as approved by the JSC (“Approved Studies”), on such New Library Compounds, solely in the Foundation Priority Areas (each, a “Library License”). Such Library License shall be deemed granted to such Library Party upon approval of the proposed research by the JSC.  Any party receiving a request for access to the New Library Compounds or a proposal for studies using the New Library Compound(s) shall provide such request to the JSC for review within [ * ] days from such receipt and the JSC shall promptly consider each request for access to Library Compounds in good faith and base its approval decisions on (i) [ * ], (ii) [ * ], (iii) [ * ], (iv) [ * ], and (v) any other factor that the JSC shall agree is an important consideration. For the avoidance of doubt, the members of the JSC may review and approve such studies by communications (such as by email) in the absence of a JSC meeting, subject to section 3.2 herein.  Upon approval of such proposed research by the JSC, the New Library Compounds will be transferred and the Library License granted pursuant to and upon execution of a materials transfer agreement (“MTA”) substantially in the form attached to this Agreement as Exhibit F which shall attach a description of the Approved Studies. The Parties further agree that any Library Results (as defined in the MTA) developed by any Library Party under such MTA shall be owned by such Library Party and may be published as provided in Section 8.4.

(c)                                  Additional Activities.  If, following the conduct of Approved Studies under an MTA, any such Library Party desires to conduct additional studies with one or more New Library Compounds in a Foundation Priority Area outside the scope of the original Approved Studies or that requires additional amounts of New Library Compound, such request shall be sent to the JSC for consideration within [ * ] of receipt by either Party, as described in section 2.8(b).  If, following the conduct of activities under an MTA, any such Library Party desires to conduct any activities with one or more New Library Compounds which is outside of a Foundation Priority Area, then Anacor shall discuss such additional activities in good faith.  Any such additional activities (outside of a Foundation Priority Area) would be conducted solely pursuant to a separate agreement with Anacor, which may be entered in Anacor’s sole discretion, provided that if such New Library Compound is a Project Compound, Anacor’s activities with respect thereto shall be as set forth in this Agreement.

(d)                                 Library Removal.  Anacor may use compounds in the New Library in connection with development efforts, whether for itself or for Third Parties, provided always that Anacor complies with: (i) the obligations of this Agreement and any licenses granted hereunder and (ii) the Global Access Commitments herein.  Anacor may remove from the New Library or limit the use or distribution of any New Library Compound; provided that Anacor shall be obligated, for each such New Library Compound, to prepare and provide to the Foundation a Global Access Strategy approved by the Foundation, which approval shall not be unreasonably withheld provided that such Global Access Strategy demonstrates, to the reasonable satisfaction of the Foundation, how Anacor (either alone or together with any Third Parties) will make such New Library Compound (or a product containing or comprising such New Library Compound) available and accessible at an affordable price to people within Developing Countries in the Foundation Priority Areas.  Any such removed New Library Compound shall be deemed a

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“Removed Library Compound.”  Anacor agrees that such Global Access Strategy will be required to be incorporated into any applicable agreements entered into after the Effective Date between Anacor and any Third Parties with respect to such Removed Library Compound.  With respect to any [ * ],   Anacor agrees to [ * ]. If identified from the New Library, a Project Compound shall also be removed from the New Library.

(e)                                  Material Supply.  For any MTA executed by Anacor and a Library Party, as described in Section 2.8(b) above, Anacor shall provide to the applicable Library Party [ * ].  In addition, additional amounts (generally not to exceed [ * ] per compound per Library Party) may be delivered upon request of a Library Party for specialty screens or follow-up research as approved by the JSC.  Anacor’s obligation to provide such additional amounts of compounds (in solution or as a solid) shall be subject to the Library Party’s reimbursing Anacor’s costs to synthesize and deliver such compounds, which costs shall not exceed Anacor’s direct costs, if Anacor conducts such synthesis, or the amount Anacor pays to a Third Party that synthesizes such compound, plus in each case applicable packaging and shipping costs; provided that no costs for synthesis will be charged to the extent Anacor has available quantities synthesized pursuant to the Library Plan. At any time during the Library Access Term, the Foundation may, upon written notice to Anacor, require that a copy of the New Library (together with any applicable safety, handling and storage information) be retained at a non-Anacor facility, such facility as agreed by the Parties, subject to the Foundation reimbursing Anacor’s internal and Third Party costs to establish and transfer such copy to such facility.

3.                                      GOVERNANCE

3.1                               Joint Steering Committee.

(a)                                 Formation and Role.  The Parties hereby establish, for the term of this Agreement, a joint steering committee (the “Joint Steering Committee” or “JSC”) for the overall coordination, oversight and direction of the Research.  The role of the JSC shall be:

(i)                                    to review and discuss the overall strategy for the Research;

(ii)                                to review and discuss updates received from Anacor on the progress of each Objective;

(iii)                            to establish the goals and resource allocations for each Objective, and to modify such goals and allocations based on feedback and recommendations from the SAB, Program Leader, and the Foundation;

(iv)                             to review and propose amendments to the Work Plan, including its Budget, as necessary based on the Results (provided always that any such amendment shall be made in a signed writing between the Parties);

(v)                                 upon request, to have access to and copies of any Results;

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(vi)                             to review any Information Controlled by Anacor which is reasonably material to the further development of any proposed Project Compound;

(vii)                         to review and approve requests from potential Library Parties for studies with the New Library or New Library Compounds;

(viii)                     to determine whether a potential Project Compound should be nominated as a potential Project Compound as satisfying the requirements of the applicable TPP and meeting the applicable Objective; and

(ix)                             to perform such other functions as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or as mutually determined by the Parties in writing.

The JSC shall have only the powers expressly assigned to it in this Section 3.1(a) and elsewhere in this Agreement.  The JSC shall have no power to interpret, amend, modify, or waive compliance with this Agreement.  For clarity, day-to-day decisions within the scope of the Work Plan and the Library Plan will be made by the personnel conducting and managing such activities and not by the JSC, provided that such day-to-day management is consistent with the Work Plan and the Library Plan, the goals established by the JSC and the terms of this Agreement.  Following the completion of the Work Plan, the role of the JSC will be limited to the specific JSC responsibilities outlined in Section 2.8.  The JSC shall terminate upon expiration or termination of this Agreement.

(b)                                 Members.  Each Party shall initially appoint up to three (3) representatives to the JSC, each of whom will be, in the case of Anacor, an officer or employee having sufficient seniority within Anacor to make decisions arising within the scope of the JSC’s responsibilities, and in the case of the Foundation, an employee, agent or consultant designated by the Foundation to serve on the JSC.  Within [ * ] days after the Effective Date, each Party shall notify the other Party in writing of its initial JSC representatives.  The JSC may change its size from time to time by mutual consent of the Parties, and each Party may replace its representatives at any time upon written notice to the other Party; provided, however, that the JSC will at all times consist of one to three members appointed by each Party.  Each JSC member shall, from-time-to-time, be permitted to appoint a designee who may substitute for such JSC member at a particular meeting, provided such designee shall have the appropriate knowledge and authority to fulfill the role of such JSC member.  The JSC shall have a chairperson, who shall be elected, on an annual basis, alternately by Anacor or the Foundation.  The initial chairperson shall be selected by Anacor.  The role of the chairperson shall be to convene and preside at all meetings of the JSC and to ensure the preparation of meeting minutes, but the chairperson shall have no additional powers or rights beyond those held by other JSC representatives.

(c)                                  Meetings.  The JSC shall meet (in person or by videoconference or teleconference) at least three (3) times per calendar year during the term of this Agreement unless the Parties mutually agree in writing to a different frequency for such meetings.  Either Party may also call a special meeting of the JSC (by videoconference or teleconference) upon at least [ * ] days prior written notice to the other Party in the event such Party

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reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting, and such Party shall provide the JSC no later than [ * ] days prior to the special meeting with materials reasonably adequate to enable an informed decision to be made by its members. The JSC may meet in person, by videoconference or by teleconference, provided, however, at least one (1) meeting per calendar year shall be in person at a mutually agreeable location unless the Parties mutually agree in writing to waive such requirement in lieu of a videoconference or teleconference.  Each Party shall be responsible for its own expenses relating to such meetings.  As appropriate, other employee representatives or agents of the Parties may attend JSC meetings as non-voting observers and/or presenters.  The chairperson of the JSC shall be responsible for preparing reasonably detailed written minutes of all JSC meetings that reflect and include all material decisions made at such meetings.  The JSC chairperson shall send draft meeting minutes to each member of the JSC for review and approval within [ * ] days after each JSC meeting.  Such minutes shall be deemed approved unless one or more members of the JSC objects to the accuracy of such minutes within [ * ] days of receipt.

3.2                               Decision Making.  Actions to be taken by the JSC shall be taken only following unanimous vote, with each Party having one (1) vote (regardless of the number of JSC members).  If the JSC fails to reach unanimous agreement on a matter before it for decision for a period in excess of [ * ] days, either Party may submit the matter in writing to the other, and the Parties shall refer such dispute to the Chief Executive Officer of Anacor and the applicable Director (or above) of the Foundation (or their designees) (the “Officers”) for attempted resolution by good faith negotiations within [ * ] days after such notice is received, provided that (a) such referral shall not relieve Anacor of its duty to continue to conduct the Research with Diligent Efforts and (b) Anacor shall not be obligated to conduct any activities outside of the scope of the Work Plan or Library Plan that were not agreed upon by the JSC.  In conducting themselves on the JSC, all representatives of both Parties shall consider reasonably and in good faith all input received from the other Party, and shall use reasonable efforts to reach consensus on all matters before them.  In the event the Parties do not resolve such dispute through their Officers, each Party shall have the right to seek any remedies and mechanisms available to it in law or equity.

3.3                               Scientific Advisory Board.  The Parties shall promptly establish an independent scientific advisory board (the “SAB”) to review the progress of the Research and to advise the Parties and the JSC on the goals, strategy and direction of the Research and on the development of Project Compounds.  The SAB members will be independent scientists, not affiliated with either Party, each of whom will be an expert in pharmacology, biology, chemistry, PKDM, drug development, drug delivery, global health, neglected infectious disease, or another relevant subject matter.  Within [ * ] days after the Effective Date, the JSC will determine the initial members of the SAB.  To the extent practicable, the SAB will attend JSC meetings, and the JSC will make reasonable efforts to schedule its meetings to facilitate attendance of all SAB members.  The SAB will not have any decision making authority with respect to the Research.  The SAB will terminate upon expiration or termination of this Agreement.

3.4                               Program Leader. Anacor shall appoint a program leader (the “Anacor Program Leader”) with overall responsibility for Research management and for ensuring that the goals of the Research are being met.  The Anacor Program Leader may (but need not) be a JSC member.

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Anacor may change the Program Leader upon written notice to the Foundation.  The Program Leader shall be responsible for, in each case consistent with this Agreement, the Work Plan, the Library Plan and goals established by the JSC: managing the allocation of personnel and other resources for the conduct of the Research; coordinating the transfer and sharing of information among personnel conducting the Research; managing the Parties’ relationship under this Agreement with each other and with external partners/collaborators and the SAB; implementing the governance structure described in this Article 3; conducting portfolio management for compounds under the Research, including follow-on planning for development activities to ensure an efficient transition of Project Compounds; overseeing Diligent Efforts in the complete and accurate technology transfer as contemplated under Section 5.3; and performing such other functions as may be appropriate to further the Objectives of the Research and this Agreement.

3.5                               Foundation Contact.  The Foundation shall appoint a Foundation employee, agent or consultant (the “Foundation Contact”) who may work with the Anacor Program Leader and other Anacor personnel conducting the Research by reviewing and providing input on the progress of the Research and, at the Foundation’s option, facilitating interactions with Third Parties useful for the goals of the Research.  The Foundation Contact may provide input to the JSC on the overall performance of the Research.  By virtue of this role, the Foundation Contact will not have any decision making authority with respect to the day-to-day conduct of the Research. Notwithstanding the forgoing, Anacor acknowledges and agrees that the Foundation Contact shall have no obligations to provide input to Anacor.

4.                                      PAYMENTS; BOOKS AND RECORDS

4.1                               Research Funding

(a)                                 Prior to Effective Date.  The Parties acknowledge and agree that a portion of the amounts included in the Budget were, prior to the Effective Date, intended to fund certain research being conducted by Anacor as a sub-grantee under a grant by the Foundation to the University of California.  Because such amounts have been re-allocated to this Agreement and removed from such grant funding, Anacor shall have the right to use such funds as reimbursement for activities included in the Budget and conducted prior to the Effective Date, notwithstanding anything to the contrary in this Agreement.  Such amounts are approximately [ * ] (the “Reimbursement Amount”) for research conducted between December 1, 2012 and the Effective Date.  Prior to the Effective Date, Anacor provided the Foundation with an invoice that reflects the portion of the Reimbursement Amount related to the period between December 1, 2012 and February 28, 2013 and that meets the requirements of Section 4.2(b).  At the Effective Date, the Foundation will pay that portion of the Reimbursement Amount to Anacor.  On or before April 30, 2013, Anacor will provide the Foundation with an invoice that reflects the portion of the Reimbursement Amount related to the period between March 1, 2013 and March 31, 2013 and that meets the requirements of Section 4.2(b), which the Foundation will pay to Anacor by May 30, 2013.  Any additional portion of the Reimbursement Amount related to the period between April 1, 2013 and the Effective Date will be included by Anacor in its first quarterly statement to the Foundation related to the period between the Effective Date and June 30, 2013 and the Foundation will pay the amount on such statement to Anacor within thirty [ * ] after receipt of the statement.  The payment of the amounts on the two Reimbursement Amount invoices and the portion of the first quarterly statement amount that

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relates to the Reimbursement Amount will represent satisfaction in full of any and all fees, expenses, and other obligations by the Foundation to Anacor with regard to any work performed with respect to the Work Plan, the Library Plan or otherwise prior to the Effective Date.

(b)                                 Compensation.  Subject to the terms of this Agreement (and other than for any set-off relating to Anacor’s indemnification obligations and any damages available to the Foundation as a result of any breach of this Agreement by Anacor), Anacor will be entitled to compensation (pursuant to the compensation terms stated below) for the Research performed and expenses incurred in compliance with this Agreement and the Budget, appended hereto, through the earlier of expiration of this Agreement or the effective date of any earlier termination.  After receiving Notice of termination, Anacor shall promptly wind down the Research including mitigating further expenses from being incurred (except as to any committed and non-cancellable expense or as provided herein with respect to Technology Transfer under Section 5.3).  Within [ * ] days of the effective date of termination, Anacor will provide a final invoice reflecting any and all unbilled and noncancelable compensation and expenses for Research performed pursuant to this Agreement through the effective date of termination.  The Foundation’s payment of Anacor’s final invoice will represent satisfaction in full of any and all fees, expenses, and other obligations (other than the Foundation’s indemnification obligations and any damages available to Anacor as a result of any breach of this Agreement by the Foundation) by the Foundation to Anacor with regard to the Research or pursuant to this Agreement.  Within [ * ] days of the effective date of termination, Anacor will refund to the Foundation any payment (including all unused amounts in the Advance Account and any Advance Funds not expended for the Research pursuant to this Agreement) made to Anacor and not applied to completed work or noncancelable expenses incurred as of the effective date of termination.  The Foundation will incur no liability to Anacor or its Subcontractors for damages of any kind resulting solely from terminating this Agreement.

(c)                                  Total Compensation.  Anacor will bill and the Foundation will pay no more than an aggregate of $17,700,000 pursuant to this Agreement (which includes all amounts paid pursuant to section 4.1(a) and 4.2), consistent with the Budget, unless this Agreement is amended prior to the applicable Research being performed.

(d)                                 Expense Reimbursement.  The Foundation will reimburse Anacor for the Research performed by Anacor employees at the FTE Rate and at Anacor’s cost for reasonable Third-Party expenses that are actually incurred by Anacor in performing the Research, subject to the aggregate cap set forth in Section 4.1(c).  Upon request of the Foundation, with each statement, Anacor will provide:  (A) a detailed itemized listing of all expenses incurred during the applicable period; and (B) receipts for any individual expenses that exceed $[ * ], or an approved expense report covering such individual expenses.  Anacor may provide either an original or a copy of receipts.  The receipt requirements do not apply to Subcontractor fees and expenses.

(i)                                    Travel.  If the Budget includes travel expenses, the Foundation will only reimburse such expenses in accordance with the Travel and Expense Reimbursement Policy (the “Travel and Expense Reimbursement Policy”) located at http://www.gatesfoundation.org/Documents/expense.pdf, as may be updated from time to time.  Notwithstanding Section 5 of the Travel and Expense Policy, Anacor may not use the

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Foundation Travel Desk to arrange for travel under this Agreement. In incurring expenses that will be submitted to the Foundation for reimbursement, Anacor will have discretion and control over selection of providers, and such selection will be made independently of the Foundation, except as otherwise provided in the Travel and Expense Reimbursement Policy.

(ii)                                Equipment.  If Anacor is reimbursed for purchased equipment, such equipment will be allocated to public use by Anacor at the Foundation’s direction upon expiration or termination of this Agreement.

(iii)                            Third Party Expenses. If the Budget includes Third Party or Subcontractor expenses, the Foundation will reimburse such expenses that are actually incurred by Anacor in performing the Research in accordance with this section 4.1, provided that such expenses are aligned with the approved Budget and subject to the maximum amount set forth in section 4.1(c).

4.2                               Payment.

(a)                                 Advance Payment.   Within one [ * ] day of the Effective Date, the Foundation will make a one-time payment in the amount of [ * ] (the “Advance Funds”).  The Advance Funds are subject to the following conditions:

(i)                                    Advance Account.  The Advance Funds will be segregated on Anacor’s books and records in a separate account (the “Advance Account”).

(ii)                                Use of Advance Funds.  All Advance Funds and all interest earned thereon will be used solely for payment of costs and expenses for the Research performed and expenses incurred in compliance with this Agreement and the Budget.  The statements that Anacor provides pursuant to Section 4.2(b) will show the use of the Advance Funds in accordance with the preceding sentence.  All quarterly payments made by the Foundation pursuant to this Agreement will be credited to the Advance Account upon payment and any interest earned on the Advance Funds will become Advance Funds subject to the terms of this Agreement.

(iii)                            Return of Advance Funds.  Any unused portion of the Advance Funds or any Diverted Funds (as defined below) will be promptly returned to the Foundation if Anacor spends any Advance Funds other than on the Research in compliance with this Agreement and the Budget.  In addition, upon termination of this Agreement or the expiration of the cure period, if any, following a Charitability Default (as defined in Section 9.3), Anacor will return to the Foundation all unused Advance Funds remaining in the Advance Account or any funds that were not spent on the Research in compliance with this Agreement and the Budget, (“Diverted Funds”).  Furthermore, in the event that the Foundation has a reasonable basis for a concern that Anacor may become subject to bankruptcy or insolvency, upon notice from the Foundation, Anacor will transfer the unused portion of the Advance Funds to an independent third-party custodian mutually acceptable to the Parties where the Advance Funds will be held subject to a control agreement that will allow Anacor to continue to use the Advance Funds for

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the purposes set forth in this Agreement, subject to the Foundation’s rights to the unused portion of the Advance Funds and/or the Diverted Funds.

(iv)                             Right of Set Off.  Notwithstanding anything in this Agreement to the contrary, the Foundation will have the right to set-off any amounts owed by the Foundation to Anacor pursuant to this Agreement against the unused portion of the Advance Funds and any Diverted Funds.

(v)                                 Advance Payment Invoice.  Prior to the Foundation paying the Advance Funds, Anacor will submit to the Foundation a statement that meets the requirements of Section 4.2(b) detailing the amounts that Anacor expects to pay using the initial payment of Advance Funds.

(b)                                 Quarterly Payments.  Within [ * ] days following the end of each calendar quarter, Anacor shall deliver to the Foundation a written statement in accordance with the instructions in Section 4.2(c) indicating the actual number of FTEs used and Third Party costs incurred in performing its activities under the Work Plan and the Library Plan during such calendar quarter.  Each statement will:  (a) contain enough detail of the Research over the applicable calendar quarter (including billing period, hours/days worked, rates/fees applied, expenses incurred, Budget items/categories/departments or functional groups included and Research performed) to enable the Foundation to determine the accuracy of the amount(s); (b) reflect any interest earned during the reporting period; and (c) include the contract number for this Agreement (as set forth on Page 1).  Anacor agrees to reasonably cooperate with the Foundation in reconciling any statement against the budgeted activities.  Notwithstanding the foregoing, the Foundation shall have no obligation to reimburse Anacor for any Research, fee or expense which is not invoiced to the Foundation within [ * ] months from the date such fee or expense is incurred.  The Foundation may withhold any additional payments to Anacor until Anacor has satisfied the substantiation requirements described above.  For clarity, the Foundation may withhold payment only for those items on an Anacor statement for which the Foundation determines, in good faith, Anacor has not yet satisfied the substantiation requirements, or which the Foundation determines in good faith may be Diverted Funds; all other items on the Anacor statement shall be paid to Anacor by the Foundation as described below.

Except for amounts the Foundation withholds in good faith, the Foundation will make payment to Anacor of each properly submitted quarterly statement within [ * ] days after the Foundation receives that statement; provided that the Foundation will be required to make a quarterly payment for the last quarter of this Agreement only to the extent that the unused portion of the Advance Funds is insufficient to cover the amount of Anacor’s statement for the last quarter of this Agreement.

In the event the Foundation determines that the Foundation overpaid on any quarterly statement (including because Advance Funds were spent other than for the Research in compliance with this Agreement and the Budget), Anacor shall promptly refund any overpayment to the Foundation, or at the Foundation’s sole discretion, credit such amounts to the Advance Account as Advance Funds.

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(c)                                  Submission of Statements.  Anacor will submit all statements and invoices to the following address:

If submitted electronically:	[ * ]

If submitted via mail:	Bill & Melinda Gates Foundation
Accounts Payable
[ * ]

4.3                               Royalties.  Anacor shall pay to the Foundation, within [ * ] days after the end of each calendar quarter, an amount equal to [ * ] of all Project Compound License Revenue received by Anacor in such calendar quarter.  Anacor shall make such payments in the currency in which the applicable License Revenue is received.  If Anacor or its Affiliate commercializes a product containing or comprising a Project Compound in a Developed Country in the Research Field, then prior to the first commercial sale of such product, the Parties shall determine in good faith a reasonable royalty payable to the Foundation as a portion of net sales of such product in Developed Countries in the Research Field received by Anacor or its Affiliate, based on the total investment to develop and commercialize such product and the amount of funding provided by the Foundation for such development and commercialization.  Such amount shall not, in any event, exceed [ * ] of net sales, which the Parties agree is a customary royalty rate for an exclusive license to preclinical compounds.

4.4                               Manner and Place of Payment.  All payments hereunder shall be made by electronic funds transfer in immediately available funds to a bank and account designated in writing by the receiving Party, unless otherwise specified in writing by such Party.

4.5                               Books and Records.

(a)                                 Anacor shall keep accurate books and accounts of record in connection with the Research and its expenses under the Work Plan and the Library Plan and receipt of License Revenue in sufficient detail to permit verification thereof and of Anacor’s statements under Section 4.2(b) and payments under Section 4.3.  Anacor will maintain complete and accurate records to support all invoiced amounts, including but not limited to those factors that comprise or affect direct and subcontracted labor hours, labor rates, and expenses.  Unless otherwise agreed by the Parties or as may be required by applicable law or regulation, Anacor shall maintain such records and Section 4.5 shall survive for a period of [ * ] years following termination of this Agreement.

(b)                                 Anacor will permit employees or agents of the Foundation at any reasonable time and upon reasonable prior notice, during normal business hours, to examine or audit Anacor’s books and accounts of record in connection with the Research and to make copies and memoranda of the same, in each case at the Foundation’s expense; provided that the Foundation will not conduct such an examination more frequently than once per calendar quarter unless required due to any audit, request or inquiry of the Foundation by the Internal Revenue Service.  If Anacor maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of

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a third party, Anacor, upon request of the Foundation, will notify such party to permit the Foundation free access to such records at all reasonable times and to provide the Foundation with copies of any records it may reasonably request in connection with such audit, request or inquiry, all at the Foundation’s expense. Any Information disclosed to or learned by the Foundation pursuant to this Section 4.5(b) that is not related to this Agreement, including the Research or the payments under Section 4.3 during the term of this Agreement (the “Unrelated Anacor Audit Information”) shall be Anacor Confidential Information and subject to the confidentiality and non-use provisions of Section 8.1(b).

4.6                               Audit.  In addition to its rights under Section 4.5, the Foundation, at its expense, through an independent, nationally recognized certified public accountant reasonably acceptable to Anacor, shall have the right to access Anacor’s relevant books and records for the sole purpose of verifying Anacor’s financial statements under Section 4.2(b) and payments under Section 4.3 during the term of this Agreement and [ * ] years following termination of this Agreement; such access under this Section 4.6 shall be conducted after reasonable prior notice by the Foundation to Anacor during Anacor’s ordinary business hours, and shall not be more frequent than once during any calendar year, and shall not occur sooner than [ * ] days after the date of the latest financial statements of Anacor to be included in the period audited.  Anacor will also provide assistance to interpret such records if requested by the Foundation.  Such accountant shall execute a confidentiality agreement with Anacor in customary form and shall only disclose to the Foundation whether Anacor’s (a) statements under Section 4.2(b) included the actual number of FTEs used and Third Party expenses incurred in performing activities under the Work Plan and the Library Plan during the audited period and (b) payments under Section 4.3 included the amounts of royalties correctly calculated in accordance with Section 4.3 for License Revenue received during the audited period and if not, any information necessary to explain the discrepancy.  In the event such audit determines that Anacor underpaid any royalties under Section 4.3, Anacor shall promptly pay any underpayments to the Foundation.  In the event that such audit determines that Anacor incorrectly invoiced the Foundation under the Research and the Foundation paid such invoice, Anacor shall promptly refund any overpayment to the Foundation, or at the Foundation’s sole discretion, apply such amounts to the ongoing Research.

5.                                      INTELLECTUAL PROPERTY, EXPLOITATION, LICENSES & TECHNOLOGY TRANSFER

5.1                               Ownership of Results and Intellectual Property. Anacor understands and acknowledges that a primary charitable objective of the Foundation is to support the development of drugs, vaccines and disease-related technologies to ameliorate diseases and conditions that have a disproportionate impact on people within Developing Countries, and to ensure that such products and technologies related to such support are made available and accessible at an affordable price to people in need within such Developing Countries (the “Charitable Purpose”).  In furtherance of the Charitable Purpose, the Parties shall own and manage the Results, the New Library IP and the Project Compound IP as follows:

(a)                                 New Library IP.  Except as otherwise provided herein, Anacor shall solely own the New Library, New Library Compounds, and the New Library IP worldwide, and the Foundation and Library Parties shall have the right to use the New Library Compounds in accordance with Section 2.8.  Notwithstanding the forgoing, or anything to the contrary herein,

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in the event that any Anacor Compound or any New Library Compound is used in connection with the Research and such compound becomes a Project Compound under this Agreement, the Foundation’s co-ownership and Exploitation Rights with respect to such Project Compound shall apply instead of this Section 5.1(a).

(b)                                 Results and Project Compound IP.  Regardless of inventorship or authorship, the Parties shall jointly and equally own the Results and the Project Compound IP worldwide, and each Party hereby assigns to the other Party such of its right, title, and interest, if any, in and to the Results and the Project Compound IP solely as necessary to effect the foregoing ownership allocation.

(c)                                  Employees.  Each Party shall ensure that each of its employees, Subcontractors and agents participating in any activities under this Agreement is subject to a written obligation to assign, and does assign, to such Party all of his or her right, title and interest in the Results, New Library IP and Project Compound IP, so that such Party may comply with its obligations under this Section 5.1.

(d)                                 No Accounting or Consent Required.  With respect to the co-ownership of the Results and the Project Compound IP (including any Project Compound(s) made in accordance with such Project Compound IP) and license herein, each Party shall have the right to use and exploit its co-ownership consistent with its respective Exploitation Rights and the licenses granted herein without any requirement of gaining the consent of, or accounting to, the other Party, subject only to the rights and obligations of the Parties expressly set forth in this Agreement.  Each Party shall take all reasonable actions to ensure that the foregoing is effected worldwide, including in jurisdictions in which consent or accounting would otherwise be required under applicable laws.

(e)                                  CREATE Act.  It is the intention of the Parties that this Agreement is a “joint research agreement” both as defined in 35 USC § 103(c)(3) of the United States Code prior to March 16, 2013 and as defined in 35 USC § 102(c) of the United States Code as of March 16, 2013.

5.2                               Exploitation Rights.  In order to manage the co-ownership set out herein or with respect to any Project Compound made in accordance with such co-ownership, the Parties shall have the following rights:

(i)                                    Foundation Primary Exploitation Rights. The Foundation shall have the exclusive right to exploit and/or commercialize any products containing or comprising a Project Compound for: (A) the Research Field, which products are intended for the benefit of people in Developing Countries, and (B) the eradication of any disease or condition within a Foundation Priority Area in Developing Countries.

(ii)                                Anacor Primary Exploitation Rights Anacor shall have the exclusive right to exploit all Anacor Compounds that are not Project Compounds or Back-Up Compounds (subject to Section 2.7).  Anacor shall have the exclusive right to commercialize any product containing or comprising a Project Compound for: (A) the treatment, prevention, diagnosis and/or monitoring of any disease or condition outside the Foundation Priority Areas, and (B) the

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treatment, prevention, diagnosis and monitoring of any disease or condition within a Foundation Priority Area in Developed Countries, provided in case (B) that Anacor complies with the obligations in Section 5.6, and provided that for each such product under (B) of this paragraph, Anacor shall be obligated to prepare and provide to the Foundation a Global Access Strategy, subject to the approval of the Foundation, that demonstrates, to the reasonable satisfaction of the Foundation, how Anacor (either alone or together with any Third Parties) will make such product available and accessible at an affordable price to people within Developing Countries.

(iii)                            Joint Exploitation Rights. Each Party shall have a worldwide right to make, use, research, develop (including but not limited to pre-clinical studies, clinical trials, and human subjects research), manufacture, sell, offer-for-sale, import and distribute Project Compounds and products containing or comprising any Project Compound to the extent necessary to exploit its primary Exploitation Rights set forth in clauses 5.2(i) and 5.2(ii), respectively.

(iv)                             Sublicense.  Each party shall have the right to sublicense through multiple tiers all or a portion of its Exploitation Rights to single or multiple entities.

The Rights set forth in Sections (i) through (iv) above shall be “Exploitation Rights”.  In connection with each Party’s co-ownership, Exploitation Rights and license rights hereunder, the parties shall provide reasonable cooperation with each other, including responding to requests for information and reasonably informing each other, when possible, of information which could reasonably impact the other party’s use or application of its Exploitation Rights.

5.3                               Technology Transfer. On a Project Compound-by-Project Compound basis, upon the earlier of the Declaration of each Project Compound by the Foundation (by way of Exhibit G), or upon termination or expiration of this Agreement, Anacor shall provide to the Foundation (or to a Third Party selected by the Foundation) promptly (not to exceed [ * ] days of the Declaration of such Project Compound or the effective date of such termination or expiration, as applicable) and with Diligent Efforts in an orderly, organized and indexed fashion, which shall be in electronic format (where available):

(a)                                 true copies of all Results (whether final or in process) relating to such Project Compound(s);

(b)                                 reasonable quantities of such Project Compound(s) that are in Anacor’s control at such time; and

(c)                                  a copy of all Project Compound IP relating to such Project Compound(s).

Anacor shall provide a reasonable amount of technical assistance to the Foundation or its Third Party designee in connection with such technology transfer.  Anacor further agrees that during the term, or thereafter, to reasonably cooperate with the Foundation in providing any Information related to any Project Compound or a Back-Up Compound in Anacor’s Control and subject to the license grants in Section 5.7 that may be sought by a Governmental Authority. The Foundation shall reimburse Anacor’s reasonable internal and Third Party expenses in connection with its activities under this Section 5.3.

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5.4                               Patent Prosecution and Enforcement.

(a)                                 Patent Prosecution Generally.  Except as otherwise provided in this Section 5.4, as between the Parties, Anacor shall have the sole right and authority, but no obligation, to prepare, file, prosecute (including any interferences, reissue proceedings and reexaminations) and maintain all Patents in the Project Compound IP and all Patents in the New Library IP in any jurisdiction, at its sole expense.  Anacor shall use reasonable efforts to adopt prosecution and maintenance strategies for Patents in the Project Compound IP that are designed to facilitate each Party’s Exploitation Rights under Section 5.2 and to support the Charitable Purpose, provided that Anacor shall not be obligated to take any action that could reasonably be expected to have an adverse effect on Anacor’s Patent portfolio or development and commercialization of products.  Anacor shall provide the Foundation with reasonable opportunity to review and comment on such filing and prosecution efforts regarding patent applications in the Project Compound IP reasonably prior to any submissions with applicable patent authorities.  Anacor shall provide the Foundation with a copy of material communications from any patent authority regarding such patent applications, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses so that the Foundation may have an opportunity to review and comment thereon.  If Anacor determines in its sole discretion to abandon, cease prosecution or not maintain any Patent in the Project Compound IP, then Anacor shall provide the Foundation written notice of such determination at least [ * ] days before any deadline for taking action to avoid abandonment (or other loss of rights) and shall provide the Foundation with the option to have [ * ], after which time, the Foundation shall be solely responsible to prepare, file, prosecute, maintain or abandon such Patent, at the Foundation’s sole cost .

(b)                                 Project Compounds.  The Patents related to any Project Compounds, Project Compound IP or Results filed by Anacor (including PCT applications) under this Agreement shall be filed in the name of Anacor and the Foundation as co-owners (or co-applicant as necessary to perfect the Foundation’s status as co-owner).  Patents related to any Project Compounds, Project Compound IP or Results filed by Anacor under this Agreement shall be assigned to the Foundation consistent with the provision of Section 5.1(b).  Specifically, Anacor shall record such co-ownership assignment with the applicable patent authority (including in the U.S. the USPTO) in connection with Patents related to Project Compounds, Project Compound IP or Results.

(c)                                  Divisional Practice. During the prosecution of Patents by Anacor and upon the prior written consent of the Foundation (which shall not be unreasonably withheld) Anacor may, at its election, file divisional (or equivalent) applications claiming only subject matter which is not subject to the co-ownership provisions of this Agreement which shall be solely owned by Anacor provided always that such divisional or application is consistent with the provisions of this paragraph and the provisions of Sections 5.1 and 5.2, and provided always that such divisional or application and any Patents therefrom shall be subject to the provisions of Section 5.7(a)(iii).

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(d)                                 Cooperation.  Each Party shall provide the other Party all reasonable assistance and cooperation in the patent prosecution efforts provided above in this Section 5.4, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.

(e)                                  Patent Enforcement.  Anacor shall have the sole right to enforce any and all Patents in the Project Compound IP and Patents in the New Library IP; provided that if any such enforcement would reasonably be expected to affect the Foundation’s rights under Section 5.2 or in the event Anacor has knowledge that such enforcement may involve any sublicensee of the Foundation, Anacor shall first discuss such enforcement with the Foundation.  Moreover, the Foundation expressly disclaims its right to separately enforce as co-owners any patent resulting from a patent application (or patent resulting from re-examination proceedings) claiming an invention first discovered or developed under this Agreement which lists the Foundation as co-owners or co-assignee with Anacor.

5.5                               First Right of Development & Commercialization.  Anacor shall have the first right of development and commercialization of any Project Compound (or product containing  Project Compound) hereunder (“First Right of Development & Commercialization”), provided always that (i) Anacor complies with the provisions of Section 5.2 and (ii) prior to executing any Third Party agreement related to such development or commercialization of any Project Compound within any Foundation Priority Area, Anacor provides the Foundation with a Global Access Strategy for such Project Compound which demonstrates, to the reasonable satisfaction of the Foundation, how Anacor (either alone or together with such third parties) will make the Project Compound (or a product containing or comprising a Project Compound) available and accessible at affordable cost to people within Developing Countries.  For the avoidance of doubt, the Global Access Strategy will be required to be incorporated into any applicable agreements entered into after the Effective Date between Anacor and a Third Party with respect to such Project Compound within the Foundation Priority Areas.  With respect to any [ * ], Anacor agrees to [ * ].  Unless extended by a signed written agreement of the Parties, Anacor’s First Right of Development & Commercialization shall expire with respect to such development and commercialization on the later of: (i) [ * ] months after [ * ] or (ii) if Anacor [ * ] with respect to such Project Compound, [ * ] months after the [ * ] such Project Compound, unless, in each case (i) and (ii), Anacor has at such time [ * ].  For the avoidance of doubt, following the expiration of Anacor’s First Right of Development & Commercialization, the Foundation shall have no limitation on its rights under Section 5.2 with respect to such Project Compound and may proceed to pursue its Exploitation Rights and Anacor shall cooperate with the reasonable requests of the Foundation related thereto to provide assistance.

5.6                               Coordination.  In the event that both Parties desire to pursue their respective Exploitation Rights for the same Project Compound, including the development and/or

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commercialization thereof, the Parties will use good faith efforts to coordinate such development and/or commercialization taking into account the Global Access Commitments herein.

5.7                               Licenses.

(a)                                 To the Foundation. Subject to the terms and conditions of this Agreement, and to assure the Foundation’s ability to Exploit the Project Compounds consistent with Sections 5.2(i), 5.2(iii) and 5.2(iv), Anacor hereby grants to the Foundation: (i) an exclusive, fully-paid, perpetual, non-revocable, royalty-free, worldwide license, within the Research Field, with the right to sublicense through multiple tiers, under Anacor’s interest in the Project Compound IP for Project Compounds and products containing or comprising Project Compounds intended for the benefit of people in Developing Countries, (ii) a non-exclusive, fully-paid, royalty-free, perpetual, non-revocable license, in Developed Countries, with the right to sublicense through multiple tiers, under the Project Compound IP to make, use, sell, offer for sale and import Project Compounds and products containing or comprising Project Compounds as reasonably related to practice the license under clause (i), and (iii) a non-exclusive, fully-paid, perpetual, non-revocable, royalty-free, worldwide license, with the right to sublicense through multiple tiers, under [ * ].

(b)                                 To Anacor.  Subject to the terms and conditions of this Agreement, and to assure Anacor’s ability to Exploit  the Project Compounds and fulfill its obligations under this Agreement to the Foundation consistent with Sections 5.2(ii), 5.2(iii) and 5.2(iv), the Foundation hereby grants to Anacor: (i) an exclusive, worldwide, license, outside the Foundation Priority Areas, with the right to sublicense through multiple tiers, under the Foundation’s interest in the Project Compound IP, to make, use, sell, offer for sale and import Project Compounds and products containing or comprising Project Compounds outside the Foundation Priority Areas and (ii) subject to Sections 5.6, and Anacor’s obligations under Sections 5.2(ii), 5.6, 5.7(a)(ii), and 5.7(a)(iii), an exclusive license, within the Foundation Priority Areas in Developed Countries, with the right to sublicense through multiple tiers, under the Foundation’s interest in the Project Compound IP, to make, use, sell, offer for sale and import Project Compounds and products containing or comprising Project Compounds, and (iii) a non-exclusive license, with the right to sublicense through multiple tiers, under the Project Compound IP in Developing Countries to make, use, sell, offer for sale and import Project Compounds and products containing Project Compounds solely as necessary to practice the license under clause (i).  Such license shall be royalty-bearing as and to the extent provided in Section 4.2.

5.8                               No Other Rights or Licenses.  No express or implied right or license to any Patent right or other intellectual property or proprietary information of either Party is granted by this Agreement, except as expressly set forth herein.

5.9                               Pre-Existing Obligations.  Notwithstanding anything in this Agreement to the contrary:  (a) all rights granted to the Foundation by Anacor, and all obligations of Anacor to conduct activities, are subject to the rights granted and exclusivity obligations of Anacor to Third Parties in the terms and conditions of an agreement with such Third Parties as they exist on the Effective Date, which are set forth in Exhibit H, and (b) Anacor shall not be obligated to conduct any activities or grant any rights under this Agreement that would cause Anacor to breach its

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existing Third Party obligations.  Anacor agrees to obtain the prior written consent of the Foundation before using any compound in the Research that is subject to such Third Party prior obligations and to detail to the Foundation such Third Party obligations. The Foundation acknowledges and agrees that such obligations may require Anacor to remove certain compounds from the licenses granted to the Foundation or from the contemplated Research.  Anacor shall promptly notify the Foundation of any such identified rights of Third Parties, and any action taken by Anacor during the term of this Agreement as necessary to comply with such existing Third Party obligations shall not be considered a breach of this Agreement.

6.                                      REPRESENTATIONS AND WARRANTIES; LIMITATION OF LIABILITY

6.1                               Representations and Warranties of Both Parties.  Each Party hereby represents and warrants to the other Party that:

(a)                                 it has the legal power, authority and right to enter into this Agreement and to perform its obligations hereunder;

(b)                                 the execution, delivery and performance of this Agreement do not conflict with any agreement, instrument or understanding, oral or written, to which such Party may be bound; and

(c)                                  it has the right to grant the licenses purported to be granted hereunder.

6.2                               Representations, Warranties and Covenants of Anacor.  Anacor hereby represents, warrants and covenants that:

(a)                                 as of the Effective Date, to Anacor’s knowledge as of the Effective Date, the Anacor Compound IP is not the subject of any Third Party intellectual property claims and is not the subject of any actions, suits or proceedings with a Third Party;

(b)                                 as of the Effective Date, Anacor is in compliance in all material respects with all applicable laws, regulations, licensure and permit requirements (including all laws related to human health and safety, the protection of the environment and regulations related to the manufacture of diagnostics for human use) regarding the activities contemplated by this Agreement, and no action has been filed or commenced against Anacor alleging any failure to so comply;

(c)                                  as of the Effective Date, Anacor is not aware of facts that (with or without notice or lapse of time, or both) could reasonably be expected to result in Anacor being in violation in any material respect of any law materially applicable to the activities contemplated by this Agreement;

(d)                                 as of the Effective Date, Anacor has in place a compliance program reasonably designed to identify, prevent, and address any compliance issues for the business currently being conducted by Anacor.  Anacor shall continue to maintain such compliance program for the duration of its obligations related to this Agreement.

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(e)                                  [ * ].

6.3                               Warranty Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF DESIGN, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

6.4                               Limitation of Liability.  EXCEPT FOR LIABILITY FOR BREACHES OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 8 AND THE INDEMNITY RIGHTS AND OBLIGATIONS IN ARTICLE 7, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  THE MAXIMUM AMOUNT OF LOSSES FOR WHICH ANACOR MAY BE LIABLE UNDER THIS AGREEMENT SHALL NOT EXCEED [ * ] (THE “ANACOR LIABILITY CAP”); PROVIDED THAT THE ANACOR LIABILITY CAP WILL NOT APPLY TO LOSSES ARISING OUT OF [ * ].  THE MAXIMUM AMOUNT OF LOSSES FOR WHICH THE FOUNDATION MAY BE LIABLE UNDER THIS AGREEMENT SHALL NOT EXCEED [ * ] (THE “FOUNDATION LIABILITY CAP”); PROVIDED THAT THE FOUNDATION LIABILITY CAP WILL NOT APPLY TO LOSSES ARISING OUT OF [ * ].

7.                                      INDEMNIFICATION.

7.1                               By Anacor.  Anacor shall defend, indemnify and hold harmless the Foundation and its Affiliates and their respective officers, directors, employees, consultants and agents (each, a “Foundation Indemnitee”) from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (collectively, “Losses”), to which any Foundation Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise out of: (a)  Anacor’s performance of the Research, (b) Anacor’s use of any Anacor Compound or Anacor Compound IP, (c) Anacor’s use of any Project Compound, New Library Compound, Back-Up Compound, Project Compound IP, New Library IP or Results; (d) Anacor’s application of its Exploitation Rights; (e) the gross negligence or willful misconduct (whether by act or omission) of any Anacor Indemnitee; (f) Anacor’s violation of any applicable laws or regulations; (g) Anacor’s failure to comply with any applicable taxing authority; (h) [ * ] or (i) the breach by Anacor of any warranty, representation, or covenant made by Anacor in this Agreement; except, in each case, to the extent such Losses result from the gross negligence or willful misconduct of any Foundation Indemnitee or the breach by the Foundation of any warranty, representation or covenant made by the Foundation in this Agreement.

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7.2                               By the Foundation.  The Foundation shall defend, indemnify and hold harmless Anacor and its Affiliates and their respective officers, directors, employees, subcontractors and agents (each, an “Anacor Indemnitee”) from and against any and all Losses to which any Anacor Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise out of: (a) the gross negligence or willful misconduct of any Foundation Indemnitee, or (b) the breach by the Foundation of any warranty, representation or covenant made by the Foundation in this Agreement; except, in each case, to the extent such Losses result from any of items (a) through (i) of section 7.1 or the gross negligence or willful misconduct of any Anacor Indemnitee or the breach by Anacor of any warranty, representation or covenant made by Anacor in this Agreement.

7.3                               Control of Defense.

(a)                                 In the event a Party seeks indemnification under Section 7.1 or 7.2 (the “Indemnified Party”), it shall inform the other Party (the “Indemnifying Party”) of a claim, demand, action or proceeding (“Claim”) as soon as reasonably practicable after it receives notice of the Claim, provided that no delay on the part of the Indemnified Party in notifying the Indemnifying Party will relieve the Indemnifying Party from any obligation under this Article 7, except to the extent such delay actually and materially prejudices the defense of the Claim.  The Indemnifying Party will be entitled to participate in the defense of any Claim that is the subject of a notice given by the Indemnified Party pursuant to this Section 7.3.  In addition, the Indemnifying Party will have the right to conduct the defense of such Claim by giving notice to the Indemnified Party that the Indemnifying Party intends to conduct such defense (a “Defense Notice”), so long as (i) under applicable standards of professional conduct, no conflict of interest on any significant issue related to such defense exists between the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand and (ii) the Indemnifying Party conducts the defense of the Claim actively and diligently at the sole cost and expense of the Indemnifying Party (except as otherwise provided herein). During the time the Indemnifying Party is conducting the defense of the Claim, the Indemnified Party may retain separate co-counsel at its sole cost and expense and may participate in the defense of such Claim.  The Indemnifying Party will not consent to the entry of any judgment or enter into any compromise or settlement with respect to the Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed) unless such judgment, compromise or settlement (x) does not admit liability on the part of the Indemnified Party and (y) provides for the payment by the Indemnifying Party of money as the sole relief for the claimant.

(b)                                 If any of the conditions in Sections 7.3(a)(i) and (a)(ii) above is or becomes unsatisfied or if the Indemnifying Party does not elect to conduct the defense of such Claim, the Indemnified Party may defend, and may consent to the entry of any judgment or enter into any compromise or settlement with respect to, the Claim; provided, however, that the Indemnifying Party will not be bound by the entry of any such judgment consented to, or any such compromise or settlement effected, without its prior written consent (which consent shall not be unreasonably withheld or delayed).  In the event that the Indemnified Party conducts the defense of the Claim, the Indemnifying Party will (i) promptly pay all reasonable fees and expenses of such counsel for the Indemnified Party, (ii) cooperate with the Indemnified Party in the defense of the Claim and (iii) be responsible for any and all Losses that the Indemnified Party may incur or suffer that are indemnifiable under this Article 7, subject to the preceding sentence.

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(c)                                  If the Indemnifying Party notifies the Indemnified Party in writing that it acknowledges its obligation to indemnify the Indemnified Party with respect to a Claim, subject to the limitations in this Agreement, the Losses of the Indemnified Party resulting from or arising out of such Claim in the amount finally determined will be conclusively deemed a liability of the Indemnifying Party under this Article 7, and the Indemnifying Party shall pay the amount of such Losses to the Indemnified Party on demand.  If the Indemnifying Party notifies the Indemnified Party that the Indemnifying Party disputes its obligation to indemnify the Indemnified Party with respect to all or any portion of such Claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within a period of [ * ] days from the date of such notice, either Party may seek any remedy available in law or equity.

(d)                                 Regardless of which Party shall assume the defense of a Claim, each Party shall provide to the other Party on request all information and documentation reasonably necessary to support and verify any Losses which give rise to such Claim and shall provide reasonable access to all books, records and personnel in their possession or under their control which would have a bearing on such Claim.

8.                                      CONFIDENTIALITY

8.1                               Confidentiality Obligations.

(a)                                 For a period of [ * ] years from the Effective Date, each Party that receives Confidential Information hereunder (the “Recipient”) provided to it by the other Party pursuant to this Section 8.1(a) (the “Disclosing Party”) (i) shall not disclose such Confidential Information to any Third Party  except as permitted under this Agreement, (ii) shall use the Confidential Information of the Disclosing Party only for the purposes expressly permitted by this Agreement (including to exercise its rights or perform its obligations under this Agreement and the fulfillment of Global Access or the  Global Access Commitments), and (iii) without limiting the generality of the foregoing, shall not use the Confidential Information of the Disclosing Party for the research, development or commercialization of products, except as expressly provided herein.  In addition, Confidential Information of a Party includes all “Confidential Information” as defined by and disclosed under the [ * ] (the “Prior Confidentiality Agreement”) (with the mutual understanding and agreement that any use or disclosure of such “Confidential Information” that is permitted under this Agreement shall not be a breach of the Prior Confidentiality Agreement).  The Parties agree that the Prior Confidentiality Agreement is terminated as of the Effective Date.   Except for disclosure to a Third Party under a similar duty of confidentiality as set forth herein, both Parties shall maintain the Results as Confidential Information through the applicable Patent Filing Period (as defined below), provided that at the end of the Publication Review Period all Results (regardless of whether or not previously disclosed or published) shall no longer be subject to any confidentiality provisions or Patent Filing Period and shall be deemed within Section 8.1(c)(v).

(b)                                 In the event that the Parties desire that Anacor Confidential Information be disclosed to the Foundation (including in the event of any examination or audit pursuant to Section 4.5(b) with respect to any Unrelated Anacor Audit Information), the Parties will enter a

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separate confidentiality agreement (not to exceed a [ * ] year term) related to such disclosure.  Prior to performing any IP Analysis hereunder, the parties shall enter a confidentiality agreement or joint defense agreement related thereto.

(c)                                  Confidential Information of a Disclosing Party and Anacor Confidential Information shall not include any specific portion of information that the Recipient can show based on competent evidence:

(i)                                    was properly in the possession of the Recipient, without any restriction on use or disclosure, prior to receipt from the Disclosing Party, or

(ii)                                is in the public domain at the time it is disclosed to the Recipient or, after such disclosure, enters the public domain through no fault of the Recipient, or

(iii)                            is properly obtained for use or disclosure by the Recipient from a Third Party who has the right to disclose same and who is under no direct or indirect confidentiality obligation to the Disclosing Party with respect to such information,

(iv)                             is independently developed by or on behalf of the Recipient by employees, consultants, or agents of the Recipient who did not use or have access to any Confidential Information of the Disclosing Party, or

(v)                                 with respect to Results, is subsequent to the applicable Patent Filing Period for such portion of the Results, or is subsequent to the Publication Review Period.

8.2                               Authorized Disclosure.  Each Party may disclose the Results or the Confidential Information of the other Party to the extent such disclosure is reasonably necessary in connection with the following:

(a)                                 regulatory filings and other filings with Governmental Authorities including but not limited to filings with the SEC, FDA, EMA, WHO, or like agencies;

(b)                                 prosecuting or defending litigation;

(c)                                  complying with applicable laws and regulations, including regulations promulgated by securities exchanges;

(d)                                 disclosure to its Affiliates, employees, agents, subcontractors, and grantees, and any potential or actual licensees or sublicensee (including development and/or commercialization partners), on a need-to-know basis and solely in connection with the performance of this Agreement or a party’s Exploitation Rights hereunder, provided that in connection with such disclosure, the disclosing party shall use all reasonable efforts to inform each disclosee of the confidential nature of such Results or Confidential Information or Anacor Confidential Information and cause each disclosee to treat such Results or Confidential Information or Anacor Confidential Information as confidential for a similar period as contained herein;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)                                  in the case of Anacor, disclosure of the material terms of this Agreement to any bona fide potential or actual investor, investment banker, acquirer, merger partner, or other potential or actual financial partner; provided that in connection with such disclosure, Anacor shall use all reasonable efforts to inform each disclosee of the confidential nature of such Results or Confidential Information and cause each disclosee to treat such Results or Confidential Information as confidential, for a similar period as required in this Section 8; and

(f)                                   subject to Section 8.4, disclosure of Results necessary to fulfill Global Access or the Global Access Commitments.

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of Results or the other Party’s Confidential Information pursuant to Sections 8.2(b) or 8.2(c), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use reasonable efforts to secure confidential treatment of such information.

8.3                               Copies.  The Recipient agrees to return or destroy (and certify such destruction in writing) all copies and the original of any such Confidential Information upon the request of the Disclosing Party, and upon expiration or termination of this Agreement, except that the Recipient may retain one (1) archival copy of such Confidential Information for the sole purpose of determining its obligations hereunder.

8.4                               Publication.

(a)                                 Publication Rights.   For a period of [ * ] years from the Effective Date (“Publication Review Period”), and on a Project Compound-by-Project Compound basis, if either Party desires to publish or disclose any Results or Information related to a Project Compound that have not been previously published or disclosed, the disclosing Party shall provide its proposed publication or presentation to the other Party [ * ] days in advance of submission to any publisher or presentation (as applicable), and the other Party shall have the opportunity to review and comment on any proposed manuscripts or the substance of any presentations relating to such Results or Information related to a Project Compound.  The Parties shall review and consider the comments related thereto by the other Party in good faith.  In the case of the Foundation desiring publication or disclosure, Anacor shall notify the Foundation within [ * ] days of Anacor’s receipt of the proposed disclosure and shall inform the Foundation of either: (x) Anacor’s decision to file a patent application covering the applicable Results or Information related to a Project Compound, in which case the Foundation shall delay such publication or disclosure up to [ * ] days to permit Anacor to pursue patent filing (“Patent Filing Period”), or (y) Anacor’s decision not to file a patent application covering the applicable Results or Information related to a Project Compound, in which case the Foundation shall have the right to promptly publish or disclose such Results or Information related to a Project Compound requested to be disclosed.  In the event Anacor desires the Foundation to further defer publishing or disclosing the applicable Results or Information related to a Project Compound and/or to defer publishing or disclosing the chemical structure of any applicable compounds in or related to such Results or Information related to a Project Compound, Anacor shall provide a reasonable justification for its desire not to publish chemical structures, and the Foundation shall consider such justification in good faith [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 Library Compounds.  Each Library Party shall, in consultation with Anacor and pursuant to the terms of the MTA, have the right to publish the results of its research; provided that when a Library Party desires to publish or disclose its results, the Library Party shall so notify Anacor, describing the proposed publication and Anacor shall notify the JSC of such proposed publication.  Anacor shall notify the Library Party and JSC within [ * ] days of either:  (i) Anacor’s decision to file a patent application, in which case Anacor may require a delay of such publication or disclosure for up to [ * ] days from the date of receipt of the publication request, to permit Anacor to pursue patent filing, or (ii) Anacor’s decision not to file a patent application in which case the Library Party shall be permitted to publish.   Notwithstanding the forgoing, Anacor shall cooperate with the Foundation to make known to potential Library Parties, the existence and availability of the New Library.

8.5                               Publicity; Terms of Agreement.

(a)                                 The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in Section 8.2 and this Section 8.5.  The Parties have agreed to make a joint public announcement of the execution of this Agreement substantially in the form of the press release attached as Exhibit E on or after the Effective Date.

(b)                                 After release of such press release, if either Party desires to make a public announcement concerning the material terms of this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), except that in the case of a press release or governmental filing required by law, the disclosing Party shall provide the other Party with such advance notice as it reasonably can and shall not be required to obtain approval therefor.  A Party commenting on such a proposed press release shall provide its comments, if any, within [ * ] days after receiving the press release for review.  Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that have already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 8.5.

(c)                                  The Parties acknowledge that Anacor may be obligated to file a copy of this Agreement with the SEC or other Government Authorities.  Anacor shall be entitled to make such a required filing, provided that it requests confidential treatment of at least the commercial terms and sensitive technical terms hereof to the extent such confidential treatment is reasonably available.  In the event of any such filing, Anacor will provide the Foundation with a copy of the Agreement marked to show provisions for which Anacor intends to seek confidential treatment and shall reasonably consider and incorporate the Foundation’s comments thereon to the extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed.

9.                                      TERM AND TERMINATION

9.1                               Term.  This Agreement shall commence on the Effective Date and, unless earlier terminated as provided herein, shall expire on the later of: (a) five (5) years from the Effective Date, or (b) the expiry of Anacor’s obligation to provide New Library access to Third Parties.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.2                               Termination.  Either Party may terminate this Agreement, in its entirety or on an Objective-by-Objective basis if the other Party materially breaches its obligations under this Agreement with respect to the applicable Objective and fails to cure such breach within [ * ] days after receipt of written notice (“Cure Period”) from the non-breaching Party identifying such breach in reasonable detail, provided that such termination shall not relieve any Party of its rights or obligations accrued up to and including the date of termination, nor any provisions surviving such termination.  Without limiting its exercise of the Withdrawal rights under Section 9.3, the Foundation may terminate this Agreement in the event that its Withdrawal Rights under Section 9.3 are triggered.  Notice of termination (“Notice”) is effective immediately on mailing in accordance with Section 10.15 and shall be sent upon expiration of the Cure Period.

9.3                               Damages Available for Breach by Anacor.

(a)                                 If Anacor materially breaches this Agreement, takes any action inconsistent with the restrictions on use of funds under the Side Letter Agreement, or fails to satisfy any reporting requirement or requirement regarding maintenance of and provision of access to books and records under the Transaction Documents (any such actions are referred to herein as a “Charitability Default”), then, in addition to all other rights and remedies available at law or in equity, the Foundation will have the rights set forth below in this Section 9.3 (the “Withdrawal Rights”).  Each Party agrees that if it becomes aware of a Charitability Default it will promptly notify the other Party, and Anacor shall thereafter provide to the Foundation a proposed strategy to remedy the Charitability Default within [ * ] days of notification.  Notwithstanding anything in this Agreement to the contrary, the Foundation will not lose any rights or remedies solely as a result of a failure to notify Anacor after it becomes aware of a Charitability Default.

(b)                                 If Anacor fails to cure the Charitability Default within [ * ] days of submission of the above described notice of a Charitability Default, then at any time thereafter upon the request of the Foundation, Anacor shall proceed with one of the following (i) redeem all of the Common Stock held by the Foundation and its Affiliates (the “Foundation Stock”) at a price per share equal to [ * ], provided that such redemption is permitted by applicable law, (ii) facilitate the purchase of the Foundation Stock by a Third Party at a price per share equal to [ * ] in a transaction that complies with applicable law, or (iii) solely in the event the Common Stock is not Freely Tradable (as defined below) at the time, Anacor may elect to register the resale of the Foundation Stock on an effective registration statement filed under the Securities Act of 1933 (the “Securities Act”) with the Securities and Exchange Commission (“SEC”) and keep the registration statement continuously effective under the Securities Act until the earlier of (x) the date all of the Foundation Stock has been sold or (y) the date that is [ * ] years following the effective date of the registration statement.  Anacor shall pay all fees and expenses incident to the performance of or compliance with this Section 9.3(b) by Anacor.  In addition to the foregoing, if Anacor fails to cure the Charitability Default within [ * ] days of submission of the above described notice of a Charitability Default then on the final day of the cure period, Anacor will return to the Foundation all unused Advance Funds remaining in the Advance Account.

(c)                                  As used in this Section 9.3:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)                                    “Fair Market Value” of the Foundation Stock means (A) if the Common Stock is Freely Tradable, the closing price of the Common Stock on the primary U.S. securities exchange on which the stock trades on the most recent day such exchange was open for trading prior to the closing date of the purchase under Section 9.3 (b)(i) or (ii) above and (B) if the Common Stock is not Freely Tradable, the then current fair market value per share of the Foundation Stock as determined by a mutually agreed upon (which agreement will not be unreasonably withheld) third-party appraiser.

(ii)                                “Freely Tradable” means that the Common Stock is a class of securities registered under section 12 (or any successor provision) of the Exchange Act, is not subject to restrictions from trading under the Securities Act or state securities laws and is listed on a U.S. national securities exchange and Anacor is current in its filings with the SEC.

(iii)                            “Library Access Default” means either a breach by Anacor of its obligation under this Agreement to create the New Library in accordance with the Library Plan or to provide access to the New Library as required pursuant to Section 2.8 of this Agreement during the full Library Access Term (the “Library Access”).

(d)                                 If Anacor is unable to redeem all of the Foundation Stock because it is prohibited from doing so under applicable law, and Anacor is not able to provide the Withdrawal Right pursuant to Section 9.3(b)(ii) or (iii), then Anacor shall redeem as much of the Foundation Stock as is legally permissible and continuously use its best efforts to effect the Withdrawal Right, consistent with applicable law, until such time as the Foundation and its Affiliates no longer hold any Foundation Stock.  Upon the transfer of any Foundation Stock to any one or more transferees that are tax-exempt organizations as described in Section 501(c)(3) of the U.S. Internal Revenue Code, the Foundation may assign to any such transferee all of its rights attached to such Foundation Stock.

(e)                                  Notwithstanding anything in this Agreement to the contrary, if the Withdrawal Rights arise as a result of a Library Access Default, then:

(i)                                    the purchase price per share for the Foundation Stock under Section 9.3(b)((i) or (ii) must be the greater of [ * ] plus interest at a rate of [ * ] (the “Minimum Purchase Price”) or (ii) the Fair Market Value, and

(ii)                                if Anacor elects to satisfy the Withdrawal Right pursuant to Section 9.3(b)(iii) and the Foundation receives less than the Minimum Purchase Price per share for any of the Foundation Stock sold, then Anacor will pay the Foundation as soon as practicable the difference between the price received by the Foundation and the Minimum Purchase Price.

(f)                                   For the avoidance of doubt, Anacor’s obligations and the Foundation’s rights under the Transaction Documents, including the Global Access Commitments, will continue pursuant to the terms of the Transaction Documents following the redemption or sale of the Foundation Stock; provided that if the Foundation sells all of the Foundation Stock to a Third Party (which shall not include a transfer without financial consideration or a transfer to a tax-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

exempt organization described in Section 501(c)(3) of the U.S. Internal Revenue Code that is under common control with the Foundation) prior to the end of the Library Access Term other than as a result of a Change in Control or a Charitability Default, then the end of the Library Access Term will be automatically accelerated to coincide with the date on which the Foundation no longer owns any of the Foundation Stock.  For the avoidance of doubt (i) nothing in this Agreement will restrict the Foundation’s right to sell shares of the Foundation Stock to maintain an ownership percentage below [ * ]; and (ii) the end of the Library Access Term will not be accelerated pursuant to the preceding sentence if the Foundation sells all of its shares of Foundation Stock as a result of or in connection with a Change in Control or a Charitability Default.

9.4                               Consequences of Termination.  Upon any termination or expiration of this Agreement, Anacor shall within [ * ] days provide the Foundation with a statement setting forth all FTE costs and all non-cancelable Third Party costs incurred by Anacor to conduct the Research and costs related to its activities under the Library Plan since the prior reconciliation pursuant to Section 4.2(b).  To the extent that such costs exceed the amounts paid by the Foundation under Section 4.2(a), the Foundation shall pay any excess within [ * ] days after receipt of such statement from Anacor, subject to the maximum amount set forth in section 4.1(c).  To the extent that such costs are less than the amounts paid by the Foundation under Section 4.2(a), Anacor shall refund the difference within [ * ] days after delivery of such statement to the Foundation.  Nothing in this Section 9.4 will limit the rights and remedies of the Parties under this Agreement or the other Transaction Documents.

9.5                               Survival. Expiration or termination of this Agreement shall not relieve either Party of any obligations that accrued under this Agreement prior to such expiration or termination.  Sections 2.3, 2.8(b)-(e), 4.1(c), 4.2 (with respect to any payment that accrued prior to such termination or expiration and return of the Advance Funds), 4.3, 4.5, 4.6, 9.3, 9.4 and 9.5 and Articles 5, 6, 7, 8 and 10, as well as any applicable definitions in Article 1, shall survive the expiration or termination of this Agreement for the duration stated, and where no duration is stated, shall survive indefinitely.

10.                               MISCELLANEOUS

10.1                        Independent Contractors.  The Parties shall perform their obligations under this Agreement as independent contractors, and nothing contained in this Agreement shall be construed to be inconsistent with such relationship or status.  This Agreement shall not constitute, create or in any way be interpreted as a joint venture or partnership of any kind.

10.2                        Entire Agreement; Exhibits.  This Agreement and the other Transaction Documents, including all Exhibits hereto and thereto, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter of the Transaction Documents, and supersedes and terminates all prior agreements, negotiation and understandings between the Parties, whether oral or written, with respect to such subject matter, including the Confidentiality Agreement.  No subsequent alteration, modification, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Parties.  In the event of a conflict between the terms of this Agreement and the terms of any Exhibit hereto, the terms of this Agreement shall control.

10.3                        Governing Law.  This Agreement shall be governed by and construed under the laws of the State of New York in all respects as such laws are applied to agreements among New York residents entered into and performed entirely within New York, without giving effect to conflict of laws principles thereof.  The Parties agree that any action brought by either Party under or in relation to this Agreement, including to interpret or enforce any provision of this Agreement, shall be brought and filed in, and each Party agrees to and does hereby submit to the exclusive jurisdiction and venue of, any state or federal court located in the State of New York. .

10.4                        Severability.  If any provision of this Agreement is found by a proper authority to be unenforceable, that provision shall be severed and the remainder of this Agreement will continue in full force and effect.

10.5                        Assignment.  This Agreement and any rights and obligations contained herein shall not be assigned or transferred (including as a result of a merger, acquisition, sale or transfer of substantially all of the assets to which the Research relates or any other transaction) by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld, except that (i) Anacor may assign this Agreement without such consent to its Affiliate or successor in connection with its Change in Control (as defined in the Side Letter Agreement); provided that Anacor’s assignee shall be bound by the terms of this Agreement and any Third Party agreements related to the applicable Global Access Strategies for the Project Compound(s) and/or Removed Library Compounds and shall assume all of Anacor’s obligations under the Transaction Documents in a written agreement reasonably acceptable to the Foundation and (ii) the Foundation may assign this Agreement without such consent to its Affiliate or another charitable organization that is a successor in interest; provided that the Foundation’s assignee shall be bound by the terms of this Agreement and shall assume all of the Foundation’s obligations under the Transaction Documents in a written agreement reasonably acceptable to Anacor.  Any attempted assignment in violation of this Section 10.5 shall be void and of no force and effect.  The Parties’ rights and obligations hereunder will bind and inure to the benefit of their respective permitted successors, heirs, executors, administrators and assigns.

10.6                        Waiver.  The failure of either Party to enforce, at any time, or for any period of time, the provisions hereof will not be construed as a waiver of such provisions and will in no way affect that Party’s right to enforce such provisions.  No waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the Party to be charged therewith, and no waiver of any provision hereof will be deemed a waiver of any subsequent breach of the same or any other provisions of this Agreement.

10.7                        Insurance.  Anacor shall maintain commercial general liability, products liability (including clinical trial insurance) workers compensation and other insurance coverage, as applicable, by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by similarly-situated companies in like industries.  Upon request Anacor will provide evidence of such insurance in an amount reasonable for the performance of the Research hereunder, provided that the amounts of coverage will be no less than that specified for the following types: (a) commercial general

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

liability insurance with combined minimum limits of [ * ] and [ * ]; and (b) statutory workers’ compensation in the amount required by law.  Anacor will be solely responsible for the payment of all premiums and deductibles under any such policy and will notify the Foundation of any material change in the type or the amount of coverage provided under each policy.

10.8                        Remedies.  The rights and remedies provided by this Agreement and the other Transaction Documents are cumulative and the use of any one right or remedy will not preclude or waive the right to use any or all other remedies.  Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

10.9                        Force Majeure.  Any delays in performance by any Party under this Agreement (other than any delay of payment) shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including but not limited to acts of God, embargoes, governmental restrictions, fire, flood, explosion, riots, wars, civil disorder, rebellion or sabotage.  The Party suffering such occurrence shall immediately notify the other Party as soon as practicable, and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence.  The Party suffering such occurrence will keep the other Party promptly informed of and consult with such Party regarding its efforts to cure or overcome the Force Majeure.  Except as expressly provided herein, all deadlines and delivery dates will be delayed by the length of such Force Majeure event; provided that if Anacor is the Party suffering such occurrence and it is unable to overcome the Force Majeure within [ * ] days (such period to be calculated from the date of the initial delay without allowing for any extension to deadlines or delivery dates due to such Force Majeure (“Force Majeure Period”)), then the Foundation shall have the right to terminate this Agreement as a Charitability Default or breach, and Anacor shall have no additional Cure Period or other extension thereafter.  For the avoidance of doubt, and notwithstanding any other provision herein, neither the Cure Period, the Force Majeure Period, nor any dispute escalation periods shall be additive; and following any delays, failure to perform, dispute and/or breach totaling [ * ] days (regardless of the existence of or continuation of any Force Majeure condition), the Foundation shall have the right to terminate this Agreement as a Charitability Default or breach.

10.10                 Anti-Corruption and Terrorist Financing.

(a)                                 In connection with this Agreement, Anacor will ensure that no payments or other items have been or will be offered, made or authorized by or on behalf of Anacor to any government official or any Third Party in violation of the United States Foreign Corrupt Practices Act (the “FCPA”) or that would otherwise be in violation of the FCPA if the party offering, making or authorizing any such payment were deemed to be subject to the FCPA, or in violation of any similar anti-corruption law applicable to this Agreement or the parties.

(b)                                 Anacor will not transact business with, or provide material support or resources directly or indirectly to, or permit Foundation payments to be transferred directly or indirectly to any individual, corporation or other entity that Anacor knows, or has reason to know, supports, advocates, facilitates, or participates in any terrorist activity (including without limitation to any individual or organization identified by the U.S. government as a Foreign

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Terrorist Organization, a Specially Designated Terrorist, or a Specially Designated Global Terrorist).

(c)                                  In addition to other remedies available under this Agreement, the Foundation may recover from Anacor the amount or value of any prohibited payment, as well as the amount of any loss resulting from termination of this Agreement under this Section 10.10.

10.11                 Headings; Construction. The headings herein are for the purpose of convenience of reference only and are not intended to define or limit the contents of this Agreement. The words “include,” “includes” and “including” wherever used in this Agreement shall be deemed to be followed by the words “without limitation.”

10.12                 Ambiguities.  Ambiguities, if any, in this Agreement shall not be construed against either Party, regardless of which Party is deemed to have authored such provision.

10.13                 Security.  To the extent Anacor is permitted physical or electronic access to the Foundation’s facilities or systems, Anacor will comply with all Foundation security, facility, IT, and other applicable policies and procedures, as made available by the Foundation and updated from time to time, including but not limited to any policies on required background screening.

10.14                 Taxes.  The Foundation will withhold and remit applicable taxes due as a result of the Foundation being a consumer of Anacor’s goods or services.  Anacor is responsible for remitting all other taxes related to:  (a) the performance of the services or retailing of goods (e.g., business & occupation tax, employment-related taxes, sales tax, country-specific service tax, and country-specific VAT); and (b) Anacor’s receipt of payments under this Agreement (e.g., income tax).  Upon request, Anacor will provide the Foundation documentation verifying the remittance of such taxes.  The Foundation will not withhold any amounts for employment-related taxes, but in certain circumstances, the Foundation may withhold income tax.  Anacor will provide the Foundation with the requisite tax documentation, as requested by the Foundation (e.g., Form W-9, Form W-8BEN).

10.15                 Notices.  Any notices required or permitted hereunder shall be given to the appropriate Party at the address specified below or at such other address as the Party shall specify in writing.  Such notice shall be deemed given upon receipt when given by personal delivery, facsimile or overnight courier service, or [ * ] days after the date of mailing when sent by certified or registered mail, postage prepaid, properly addressed as follows:

If to Anacor:	Anacor Pharmaceuticals, Inc.
1020 East Meadow Circle
Palo Alto, CA 94303-4230
Fax: (650) 543-7661
Attn: Chief Executive Officer

with a copy to:	Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304-1130
Fax: (650) 849-7400
Attn: Glen Y. Sato

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If to the Foundation:	Bill & Melinda Gates Foundation
PO Box 23350
Seattle, WA 98102
Fax: [ * ]
Attn: Chief Financial Officer

with a copy to:	Bill & Melinda Gates Foundation
PO Box 23350
Seattle, WA 98102
[ * ]
Attn: General Counsel

10.16      Counterparts.  This Agreement may be executed in one or more counterparts, including by facsimile or email of pdf signatures, each of which shall be deemed to be an original document, but all such separate counterparts shall constitute only one and the same Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties have by duly authorized persons, executed this Agreement, as of the date first above written.

ANACOR PHARMACEUTICALS, INC.		BILL & MELINDA GATES FOUNDATION

By:	/s/ Geoffrey Parker	By:	/s/ Trevor Mundel

Name:	Geoffrey Parker	Name:	Trevor Mundel

Title:	SVP & CFO	Title:	President, Global Health

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Signature Page to Research Agreement

Exhibits

Exhibit A	Research Description (including Work Plan & Library Plan)

Exhibit B	Preclinical Drug Candidate Criteria

Exhibit C	Budget

Exhibit D	Developing Countries

Exhibit E	Press Release

Exhibit F	Form Materials Transfer Agreement

Exhibit G	Project Compound Declaration Form

Exhibit H	Schedule of Pre-Existing Anacor Obligations

Exhibit I	Global Access Strategy Requirements Description

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

Research Description (including Work Plan & Library Plan)

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

Preclinical Drug Candidate Criteria

In the event of any conflict between this Exhibit and the Research Agreement, the Research Agreement shall control.

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit C

Budget

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit D

Developing Countries

[ * ]

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Exhibit E

Press Release

ANACOR PHARMACEUTICALS RECEIVES SIGNIFICANT INVESTMENT TO SUPPORT NEGLECTED DISEASE RESEARCH

Palo Alto, CA — April 8, 2013— Anacor Pharmaceuticals (NASDAQ:ANAC) today announced that it has signed a research agreement with the Bill & Melinda Gates Foundation (the Gates Foundation) to discover drug candidates intended to treat two filarial worm diseases (onchocerciasis, or river blindness, and lymphatic filariasis, commonly known as elephantiasis) and tuberculosis (TB).  Additionally, Anacor will create an expanded library of boron compounds to screen for additional potential drug candidates to treat neglected diseases and will provide access to the expanded library compounds for neglected disease research to the Gates Foundation, and others, including academic, governmental and other non-profit institutions or equivalent entities.  Under the agreement, Gates Foundation will pay Anacor $17.7 million as well as invest $5 million in Anacor common stock.

“We are excited to continue our research in neglected diseases through this landmark research agreement with the Gates Foundation, which is known for its dedication to solving global health issues,” said David Perry, Anacor’s Chief Executive Officer.  “Anacor is committed to applying our chemistry to find new treatments for neglected diseases, and it is with the support of partners like the Gates Foundation that we can fulfill that commitment.”

“Anacor’s boron chemistry platform can help to discover and develop drug candidates that address significant unmet needs for patients suffering from neglected diseases,” said Trevor Mundel, President of Global Health, Bill & Melinda Gates Foundation.  “We are pleased to fund this research collaboration as well as invest in Anacor to help improve the lives of the millions of people in developing countries who are impacted by these diseases.”

About Anacor Pharmaceuticals

Anacor is a biopharmaceutical company focused on discovering, developing and commercializing novel small-molecule therapeutics derived from its boron chemistry platform.  Anacor has discovered eight compounds that are currently in development.  Its two lead product candidates are topically administered dermatologic compounds — tavaborole, a topical antifungal for the treatment of onychomycosis, and AN2728, a topical anti-inflammatory PDE-4 inhibitor for the treatment of atopic dermatitis and psoriasis.  In addition to its two lead programs, Anacor has discovered three other wholly-owned clinical product candidates — AN2718 and AN2898, which are backup compounds to tavaborole and AN2728, respectively, and AN3365 (formerly known as GSK2251052, or GSK ‘052), a systemic antibiotic for the treatment of infections caused by Gram-negative bacteria, which previously was licensed to

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GlaxoSmithKline LLC, or GSK. GSK will be returning all rights to the compound to us and we are considering our options for further development, if any, of this compound.  We have discovered three other compounds that we have out-licensed for further development — two compounds for the treatment of animal health indications that are licensed to Eli Lilly and Company, or Lilly, and AN5568, also referred to as SCYX-7158, for human African trypanosomiasis (HAT, or sleeping sickness), which is licensed to Drugs for Neglected Diseases initiative, or DNDi.  We also have a pipeline of other internally discovered topical and systemic boron-based compounds in development.  For more information, visit http://www.anacor.com.

Forward-Looking Statements

This press release may contain forward-looking statements that relate to future events including the development of drug candidates to treat onchocerciasis, lymphatic filariasis and tuberculosis and the creation of a library of boron-based compounds to screen for potential drug candidates for other neglected diseases.  These forward looking statements involve known and unknown risks, uncertainties and other factors that could cause actual levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements, including risks related to the ability of the parties to collaborate successfully to develop drug candidates, the results of future drug discovery, development and commercialization efforts, including proof of safety and efficacy in clinical trials, the ability to obtain regulatory approvals for drug candidates identified through the collaboration, and the introduction of competing therapies by other companies.  These statements reflect the views of Anacor as of the date of this press release with respect to future events and, except as required by law, it undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

Contact:
DeDe Sheel

Director, Investor Relations and Corporate Communications

650.543.7575

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Exhibit F

Form Materials Transfer Agreement

MATERIAL TRANSFER AGREEMENT

This Material Transfer Agreement (the “Agreement”) is entered into as of __________, 20___ (the “Effective Date”), by and between Anacor Pharmaceuticals, Inc. (the “Company”), a Delaware corporation with a principal place of business at 1020 E. Meadow Circle, Palo Alto, CA  94303, and ______________ (“ Library Party”), a(n) [academic, governmental, not-for-profit (or equivalent), or for-profit corporation] located at _____________________________ (separately a “Party” and jointly the “Parties”).

RECITALS

A.            The Company has developed a proprietary boron compound library for use in the discovery and development of drugs for the treatment, diagnosis, prevention, and/or eradication in the following areas of human global health that have been identified as underinvested or disproportionately impacting poor and vulnerable populations: rotavirus, cholera, typhoid, Escherichia coli, Shigella, hepatitis A & E, geohelminths, HIV/AIDS, malaria, pneumonia, tuberculosis, polio, meningitis, measles, diphtheria, tetanus, pertussis, Japanese encephalitis, dengue, African trypanosomiasis, leishmaniasis, Guinea worm, onchocerciasis, lymphatic filariasis, cryptosporidium, cysticercosis, schistosomiasis, trachoma, soil-transmitted helminthes, diarrhea, dengue and human papillomavirus, known as areas of “Human Global Health”.

B.            Library Party wishes to conduct Approved Studies using compounds provided by the Company as set forth herein, and the Company is willing to provide such compounds, together with the relevant safety, handling and storage information for such purpose, pursuant to the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, the Parties hereto agree as follows:

1.             Material Transfer.  The Company shall provide Library Party with the quantities of the materials listed on Exhibit A hereto, at the direct cost, if any, as specified in Exhibit A, for use by Library Party solely in the specific studies listed on Exhibit B hereto (the Approved Studies) during the Study Period.  As used herein, “Material” shall have the meaning set forth in

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Exhibit A and the “Study Period” shall mean the period commencing on the Effective Date and continuing until the earlier of (i)                    [12 months] after the Effective Date or (ii) the date of termination of this Agreement.  The Study Period may be extended by the express written agreement of the Parties.

2.             Library Party Research and Performance.

a.             Facility.  Library Party shall use the Material only in Library Party’s facility located at ____________.

b.             Employees.  Library Party shall ensure that only its [employees, students, subcontractors, subgrantees, or consultants] under the direct supervision of _______________ who are necessary to perform the Approved Studies shall use and have access to the Material.  Library Party shall ensure that, before beginning the Approved Studies or granting any of its [employees, students, subcontractors, subgrantees, or consultants] access to the Material, all such [employees, students, subcontractors, subgrantees, and consultants] (i) shall have executed and delivered to Library Party written invention assignment agreements assigning to Library Party all of such person’s rights in, to and under the Derivatives and Inventions (as defined in Sections 6 and 7, below), and (ii) shall have been advised of Library Party’s confidentiality obligations under this Agreement.  Library Party shall insure the cooperation of all [employees, students, subcontractors, subgrantees, or consultants] that participate in the performance of the Approved Studies in perfecting all of the intellectual property rights resulting from such performance.  Such cooperation shall be at no cost to the Company.

c.             Limited Use of Material.  Library Party shall use the Material only as required to perform the Approved Studies, and shall not use the Material for any other purpose, including without limitation for any preclinical or clinical development or commercial purpose.  Library Party shall not attempt to reverse engineer, or in any way determine the structure or composition of the Material except as expressly set forth in the Approved Studies, or as provided to Library Party by Company.  Unless expressly provided in the Approved Studies, Library Party shall not make any modifications or Derivatives of Material.

d.             No Human or Animal Use.  The Material shall be used only for in vitro laboratory studies and shall not be used for in vivo testing in animals or humans.

e.             Compliance with Laws.  Company shall provide Library party with any applicable information known to Company with respect to the use, handling, storage and disposal of the Material and Derivatives. Library Party shall comply with all laws, rules, and regulations applicable to the Approved Studies and the use, handling, storage and disposal of the Material and Derivatives (as defined in Section 6, below), including but not limited to local, state, and federal laws governing the use, handling, storage and disposal of hazardous or radioactive materials and the protection of the environment.

f.             No Implied Rights.  The Company shall grant to Library Party a limited, non-exclusive, fully-paid, royalty-free research license to conduct approved in vitro non-human research only (“Approved Studies”).  Library Party understands and agrees that, other than as

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required to perform the Approved Studies as listed on Exhibit B, Company grants to Library Party no rights to use the Material, Derivatives and Inventions (as defined in Sections 6 and 7, below), whether by implication or otherwise.  For clarity and without limitation, no rights to commercialize the Material are granted by the Company to Library Party under this Agreement, either expressly or by implication.  Except as required to perform the Approved Studies, nothing in this Agreement is to be construed as giving any right or license to Library Party, whether by implication or otherwise, under any patent, trade secret or other proprietary right of the Company.

g.             Additional Activities.

(i)            Within Recital Area.  If, following completion of the Approved Studies, Library Party wishes to conduct additional studies with the Material which is outside the scope of the Approved Studies and within an area of Human Global Health (as set out in the Recitals, herein) or that requires additional amounts of the Material, Library Party shall submit such request to the Company in writing for approval, such approval not to be unreasonably withheld.  Any such additional studies would be conducted pursuant to an amendment appended to this Agreement.  For any additional amounts of Material requested by Library Party, Company shall provide a good faith estimate of the costs to synthesize and provide such additional amounts to Library Party prior to delivery to Library Party.

(ii)           Outside of Recital Area.  If, following the conduct of activities under the Approved Studies, Library Party desires to conduct any activities with the Material which is outside of the Approved Studies and not within an area of Human Global Health (as set out in the Recitals, herein), then the Company shall discuss such additional activities in good faith.  Any such additional activities would be conducted solely pursuant to a separate agreement with the Company, which may be entered in the Company’s sole discretion.

3.             Reporting.  Library Party shall deliver to the Company written reports on the progress of the Approved Studies at least _________ [quarterly] on the first day of each calendar ____________ [quarter] after the Effective Date (“___________ [Quarterly] Report”), and within thirty (30) days after the conclusion of the Study Period (“Final Report”).  Library Party shall include in each Quarterly Report  a summary of all data generated by Library Party using Material, the results of the Approved Studies and Inventions (as defined in Section 7, below), if any. In the Final Report, Library Party shall provide to the Company a summary of all the data and results produced since the last Quarterly Report obtained by Library Party in connection with the Approved Studies, including without limitation all Inventions (as defined in Section 7, below).

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4.             Publication.  If Library Party or any of its employees or students wish to publish or otherwise disclose any Library Results (as defined in Section 6, below), then Library Party shall provide to Company a copy of such proposed submission or disclosure at least [ * ] days prior to sending such submission to any journal or otherwise disclosing such Library Results to any third party.  Company shall have the right to require Library Party, by written notice within such [ * ] day period, to (i) remove any of Company’s Confidential Information (other than the Library Results) from such proposed publication or disclosure, and/or (ii) delay sending such submission or making such disclosure for a period of [ * ] days to enable the filing of patent applications (the “Patent Filing Period”).  Notwithstanding any other provision herein, upon the expiry of the confidentiality provisions hereunder, to the extent not already published or disclosed, the Library Party agrees to publish or otherwise make publically available the Library Results of the Approved Studies, subject to the Patent Filing Period.

5.             Control of Material.  Library Party agrees that the Material and Derivatives (as defined in Section 6, below) shall not be transferred or disclosed to any third party without the Company’s express prior written approval.

6.             Ownership of Material and Library Results.

a.  Ownership.  The Company shall retain all right, title, and interest in and to the Material, and shall own all right, title and interest in and to all improvements, derivatives or modifications of the Material (“Derivatives”).  Library Party shall own all data and results arising from the Approved Studies (“Library Results”).  Nothing in this Agreement shall limit the Company’s ability to use the Material or Derivatives on its own behalf or to disclose or provide the Material or Derivatives to third parties.

b.  Assignment.  Library Party hereby assigns to Company all of Library Party’s right, title and interest in and to all Derivatives.  Library Party shall execute all necessary documents and make all further assurances necessary to give effect to this Section 6b.

7.             Inventions.

a.  Ownership of Inventions.  Company shall own all right, title and interest in, to and under all inventions and discoveries that result from Library Party’s modification of the Material (“Inventions”), including any Inventions in violation of the terms of this Agreement.  Unless expressly set forth herein, ownership shall follow inventorship according to U.S. Patent Law, provided always that no Party shall have the right to use the data, information, Library Results or Material of the other Party in any patent or other intellectual property filing without the express written consent of such Party.

b.  Assignment of Inventions.  Library Party hereby assigns to Company all of Library Party’s right, title and interest in, to and under all Inventions.  Library Party shall execute all necessary documents and make all further assurances necessary to give effect to this Section 7b.

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c.  Notice of Inventions.  Within thirty (30) days of the conception or discovery of any Invention, Library Party shall notify Company in writing of such Invention.  Such notice shall fully describe the Invention, including without limitation the identity of all inventors, the date of conception or discovery, and information sufficient to enable Company to evaluate its patentability.

8.             Confidentiality.

a.             In connection with the Approved Studies, either Party may disclose in writing to the other Party, or either Party may learn or develop, information that the other Party deems to be proprietary and confidential.  Such confidential information may include, but is not limited to, descriptions or structure of the Material, the Company’s know-how related to the Material, other information related to the Material, including Derivatives, the Inventions, the Library Party’s Library Results, the terms and conditions of this Agreement, inventions, processes, product plans, products, developments, designs, drawings, engineering, formulae, chemical formulas, biological materials, as well as market information and analysis, business strategies, business plans, and forecasts related thereto (“Confidential Information”), provided always that any Confidential Information disclosed in writing shall be clearly described and marked as “confidential” or, if disclosed orally or visually, shall be indicated as confidential upon disclosure thereof and reduced to writing and marked “confidential” within thirty (30) days of such disclosure.  Except as otherwise provided herein, during the term of this Agreement and for a period of [ * ] years after the expiration or termination of this Agreement, the Parties agree to use the Confidential Information of the other Party only for purposes of this Agreement and further agree that they shall not disclose, publish, or allow any third party access to, nor use for any purpose other than that authorized herein without the other Party’s prior written consent.  Notwithstanding the preceding sentence, the Parties shall have the right to provide Confidential Information received hereunder to their employees, students, subcontractors, subgrantees or consultants who need to know such Confidential Information to conduct or approve the Approved Studies, and who are underwritten obligations of confidentiality at least as strict as those set forth in this Section 8.   Each Party warrants that any employees, students, subcontractors, subgrantees, or consultants receiving Confidential Information of the other Party shall abide by the obligations of the Parties under this Agreement. These obligations of confidentiality and restricted use shall not apply to information that either Party can demonstrate by competent evidence:

i.                                          is or becomes publicly known through no fault of the Party;

ii.                                       is lawfully learned from a third party entitled to disclose it;

iii.                                    prior to the time of disclosure to the Party, is known to or developed by the Party, as evidenced by its written records; or

iv.                                   is independently developed by the  Party’s employees, students, subcontractors, subgrantees, or consultants who are not privy to the Confidential Information.

v.                                      is published or disclosed by Library Party pursuant to Section 4 herein.

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b.             each Party shall use at least the same level of care it uses to protect its own confidential information and in no event less than a reasonable degree of care, to prevent the inadvertent accidental, unauthorized, or mistaken disclosure or use by its employees, students, subcontractors, subgrantees, or consultants of Confidential Information disclosed hereunder.

c.             If either Party is required to disclose Confidential Information pursuant to a valid court order or as otherwise required by law or regulation, such Party shall notify the other Party in writing of such requirement as soon as possible, and shall cooperate with such Party’s efforts to limit or oppose such disclosure requirement.  In the event of such limited disclosure, each Party shall continue to treat such information as Confidential Information for all other purposes.

9.             Return or Destruction of Material, Derivatives and Confidential Information.  Within [ * ] days of the earliest of (i) the Company’s written request, (ii) the end of the Study Period, or (iii) the termination or expiration of this Agreement, Library Party shall return to the Company or destroy all unused Material or Derivatives and all materials incorporating Material or Derivatives and any progeny or derivatives thereof containing Material or Derivatives, and certify that Library Party has done so.  With regard to Confidential Information, upon a request from either Party, the other Party shall promptly return or certify destruction of all originals and copies of Confidential Information (as defined in Section 8) to the requesting Party, as well as permanently delete all Confidential Information, whether stored electronically or otherwise, from all systems containing such Confidential Information.

10.          No Warranties; Limitation of Liability.  THE MATERIALS AND RESULTS ARE PROVIDED “AS IS” AND RECIPIENT USES THEM AT ITS OWN RISK.  EACH PARTY MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WITHOUT LIMITATION WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE MATERIALS OR RESULTS, OR OTHERWISE, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO ANY MATERIAL OR RESULTS PROVIDED TO RECIPIENT.  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THE PERFORMANCE OF, OR THE FAILURE TO PERFORM, ANY OBLIGATION(S) SET FORTH HEREIN.

11.          Indemnification.  Each Party shall be fully responsible for its own use of the Material or Library Results under this Agreement.  To the extent allowable under applicable law or regulation, each Party shall indemnify and hold the other Party and its respective officers, directors, employees, and agents harmless from any loss, claim, damage, judgment, or liability of any kind to a third party that arises from its [ * ] or its [ * ].  In no case shall either Party be liable for any use of Material, Derivatives or Library Results by the other Party or its agents or employees, or any loss, claim, damage, judgment, or liability of any kind which arises from the other Party’s use, handling, storage or disposal of the Material, Derivatives or Library Results.

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12.          Termination and Expiration.  This Agreement shall begin on the Effective Date and expire at the end of the Study Period, unless earlier terminated as provided for herein.  This Agreement may be terminated by either Party upon [ * ] days prior written notice.  Termination or expiration of this Agreement shall not relieve either Party of any obligation that has accrued prior to such termination.  Sections 2 through 16 shall survive termination or expiration of this Agreement.

13.          Use of Names.  Neither Party shall use the name, marks, or symbols of the other in any publication or for any commercial purpose (other than as required by law) without the express written permission of the other Party.

14.          Independent Parties.  For purposes of this Agreement, the Parties hereto shall be independent contractors and neither shall at any time be considered an agent or employee of the other.  No joint venture, partnership, or like relationship is created between the Parties by this Agreement.

15.          Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and may not be assigned, except that the Company may assign this agreement to a successor in interest following a sale or transfer of all or substantially all of the assets of the Company or any merger, acquisition, or other transfer of securities constituting a majority of the voting power of the Company’s outstanding securities.

16.          Miscellaneous.

(a)           Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of authorized representatives of each Party.

(b)           Sole Agreement.  This Agreement, including the Exhibits hereto, constitutes the sole agreement of the parties and supersedes all prior and contemporaneous oral negotiations and prior writings with respect to the subject matter hereof.

(c)           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the Party to be notified at such Party’s address or facsimile number as set forth in the signature block below, unless subsequently modified by written notice.

(d)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith.  In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(e)           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate to be effective as of the Effective Date.

ANACOR PHARMACEUTICALS, INC.

By:

Name:

Title:

Address:	1020 E. Meadow Circle,
Palo Alto, CA 94303

Facsimile:	(650) 543-7660

[LIBRARY PARTY]

By:

Title:

Title:

Address:

Facsimile:

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EXHIBIT A (TO MTA)

MATERIAL

As used in this Agreement, Material shall mean:

Material Payment Terms:

Library Party agrees to pay the Company a lump sum equal to the Company’s costs to synthesize and deliver the Material (which costs shall not exceed Company’s direct costs, if Company conducts such synthesis, or the amount Company pays to a third party to conduct such synthesis, plus in each case, applicable packaging and shipping costs), estimated to be $___________, to the extent the Material was not made under funding provided to the Company by a third party not directly related to the Library Party.  Within [ * ] days after the Material is delivered to Library Party, Library Party agrees to remit full payment, and agrees that this payment to the Company represents compensation for the costs of synthesizing the Material and does not provide Library Party with ownership rights in the Material or Company with ownerships rights in the Library Results.

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EXHIBIT B (TO MTA)

APPROVED STUDIES

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Exhibit G

Project Compound Declaration Form

In connection with the Agreement between the Parties dated [Effective Date], the following compound has been nominated as a proposed “Project Compound” under the Work Plan and as defined in the Agreement.

Compound ID:[Insert Compound ID # & name]

Objective #: [Insert the Objective under which the compound is nominated]

Structure: [Insert structure]

The signature below, upon the date indicated, represents acceptance by the Foundation of the above-identified compound as a Project Compound under the Agreement.

BILL & MELINDA GATES FOUNDATION

By:

Name:

Title:

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Exhibit H

Schedule of Pre-Existing Anacor Obligations

[ * ]

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Exhibit I

Bill & Melinda Gates Foundation Global Access Statement

[ * ]

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